As filed with the Securities and Exchange Commission on July 14, 2000.

                                                          File Nos.   333-____
                                                                      811-4254
-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

                            REGISTRATION STATEMENT
                                   UNDER THE
                            SECURITIES ACT OF 1933

                        PRE-EFFECTIVE AMENDMENT NO. [ ]
                       POST-EFFECTIVE AMENDMENT NO. [ ]

                           SMITH BARNEY INCOME FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             388 Greenwich Street
                              New York, NY 10013
              (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, Including Area Code: 800-451-2010

                               HEATH B. McLENDON
                         SSB CITI FUND MANAGEMENT LLC
                             388 GREENWICH STREET
                           NEW YORK, NEW YORK 10013
                    (Name and Address of Agent for Service)

                                WITH COPIES TO

Robert I. Frenkel, Esq.  Christina T. Sydor, Esq.   Roger P. Joseph,Esq.  Burton M. Leibert,Esq.
SSB Citi Fund            SSB Citi Fund              Bingham Dana LLP      Willkie Farr &
  Management LLC           Management LLC           150 Federal Street      Gallagher
388 Greenwich Street     388 Greenwich Street       Boston, MA  02110     787 Seventh Avenue
New York, NY  10013      New York, NY  10013                              New York, NY  10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: as soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933

                     Title of Securities Being Registered:
       Shares of Beneficial Interest ($0.001 par value) of the Registrant
-------------------------------------------------------------------------------

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).

It is proposed that this filing will become effective on August 14, 2000 pursuant to Rule 488 under the Securities Act of 1933.

                       CITISELECT FOLIO 200 CONSERVATIVE
                         CITISELECT FOLIO 300 BALANCED
            21 Milk Street, 5th Floor, Boston, Massachusetts 02109

                                                                August 16, 2000


Dear Shareholders:

     You are being asked to vote on an Agreement and Plan of Reorganization whereby substantially all of the assets of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced (each, a "CitiSelect Portfolio" and together, the "CitiSelect Portfolios"), each a series of CitiFunds Trust I, will be transferred in tax-free reorganizations to Smith Barney Balanced Fund (the "Smith Barney Fund"), a series of Smith Barney Income Funds, in exchange for shares of the corresponding class of the Smith Barney Fund.

     If the Agreement and Plan of Reorganization is approved and consummated, you will no longer be a shareholder of your CitiSelect Portfolio; you will become a shareholder of the Smith Barney Fund. You will receive shares of the corresponding class of the Smith Barney Fund with an aggregate net asset value equal to the aggregate net asset value of your shares in the CitiSelect Portfolio.

     The Smith Barney Fund is advised by SSB Citi Fund Management LLC ("SSB Citi"). SSB Citi, like Citibank, N.A. ("Citibank"), the adviser of the CitiSelect Portfolios, is a subsidiary of Citigroup Inc. Citigroup has proposed the reorganization of each CitiSelect Portfolio into the Smith Barney Fund in order to eliminate duplication in the mutual fund investment advisory operations of SSB Citi and Citibank.

     After carefully studying the merits of the proposal, the Board of Trustees of the CitiFunds Trust I has determined that the reorganization of each CitiSelect Portfolio with the Smith Barney Fund will benefit the shareholders of that CitiSelect Portfolio.

     The Smith Barney Fund will offer CitiSelect shareholders a mutual fund with investment objectives and policies that are similar to those of the CitiSelect Portfolios. The Trustees of CitiFunds Trust I believe that combining the assets of the CitiSelect Portfolios with the Smith Barney Fund could result in more efficient mutual fund operations due to economies of scale without substantially changing the investment profile of the CitiSelect Portfolios. As a result of the reorganization, CitiSelect shareholders will be part of a larger fund family offering a wide array of mutual funds, and will be able to exchange their shares among most or all of those Smith Barney funds.

     The Board of Trustees of CitiFunds Trust I believes that the proposal set forth in the notice of meeting for your fund is important and recommends that you read the enclosed materials carefully and then vote for the proposal. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE AS DESCRIBED IN THE ENCLOSED PROXY VOTING MATERIALS. For more information, please contact your service agent or call 1-800-625-4554. If your account is held with Citicorp Investment Services, please call 1-800-846-5200; in New York City, you need to call 212-820-2380.


                                             Respectfully,



                                             Philip W. Coolidge
                                             President



     WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE, TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                       CITISELECT FOLIO 200 CONSERVATIVE
                         CITISELECT FOLIO 300 BALANCED

                           21 Milk Street, 5th Floor
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Please take notice that a Special Meeting of Shareholders of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced (each, a "CitiSelect Portfolio" and together, the "CitiSelect Portfolios"), each a series of CitiFunds Trust I, will be held at the offices of SSB Citi Fund Management LLC, 7 World Trade Center, 4th Floor, Balcony Dining, New York, New York 10048, on Monday, October 2, 2000 at 3:00 p.m., Eastern time, for the following purposes:

     ITEM 1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization which provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of each CitiSelect Portfolio to Smith Barney Balanced Fund (the "Smith Barney Fund"), a series of Smith Barney Income Funds, solely in exchange for voting shares of the corresponding class of the Smith Barney Fund; (2) the distribution of the shares to the shareholders of the CitiSelect Portfolios in liquidation of each CitiSelect Portfolio; and (3) the termination of each CitiSelect Portfolio.

     ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

     Item 1 is described in the attached Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF THE CITIFUNDS TRUST I RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

     Only shareholders of record on August 11, 2000 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                             Robert I. Frenkel, Secretary


August 16, 2000

     YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. YOU ALSO MAY RETURN PROXIES BY TOUCHTONE VOTING OVER THE TELEPHONE OR BY VOTING ON THE INTERNET.

                      COMBINED PROXY STATEMENT/PROSPECTUS
                                August 16, 2000

                        Relating to the acquisition by
                    SMITH BARNEY BALANCED FUND, a series of
                           SMITH BARNEY INCOME FUNDS
                             388 Greenwich Street
                              New York, NY 10013
                           Telephone: (800) 451-2010

                               of the assets of

                     CITISELECT FOLIO 200 CONSERVATIVE and
                CITISELECT FOLIO 300 BALANCED, each a series of
                               CITIFUNDS TRUST I
                           21 Milk Street, 5th Floor
                          Boston, Massachusetts 02109
                           Telephone: (617) 423-1679


     This Proxy Statement/Prospectus is furnished to shareholders of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced (each, a "CitiSelect Portfolio" and together, the "CitiSelect Portfolios"), each a series of CitiFunds Trust I (the "CitiFunds Trust"), in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiSelect Portfolios at which shareholders will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan") between CitiFunds Trust, with respect to each CitiSelect Portfolio, and Smith Barney Income Funds, on behalf of its series, Smith Barney Balanced Fund (the "Smith Barney Fund").

     The Plan provides that substantially all of the assets and liabilities of each CitiSelect Portfolio will be transferred to the Smith Barney Fund. In exchange for the transfer of these assets and liabilities, each CitiSelect Portfolio will receive voting shares of the corresponding class of the Smith Barney Fund. Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolios in complete liquidation of the CitiSelect Portfolios, and each CitiSelect Portfolio will be terminated. As a result of these reorganization transactions, each shareholder of each class of the CitiSelect Portfolios will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolio held on the closing date of the reorganization transaction (the "Reorganization").

     The CitiSelect Portfolios and Smith Barney Fund are each a series of open-end management investment companies. The investment objectives and policies of the Smith Barney Fund are similar to those of the CitiSelect Portfolios except as set forth herein. The Smith Barney Fund is a "balanced" mutual fund that pursues its investment objective by investing in a mix of equity and fixed income securities. The CitiSelect Portfolios are asset allocation funds that, like the Smith Barney Fund, pursue their investment objectives by investing in a mix of equity and fixed income securities.

     This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Smith Barney Fund that a prospective investor should know before investing. This Proxy Statement/Prospectus is also accompanied by the Smith Barney Fund's annual report to shareholders for the year ended July 31, 1999 and semi-annual report to shareholders for the six month period ended January 31, 2000, each of which is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of the Smith Barney Fund, see the Prospectus for the Smith Barney Fund, dated November 28, 1999, as supplemented from time to time, which is incorporated herein by reference. Additional information is set forth in the Statement of Additional Information of the Smith Barney Fund, dated November 28, 1999, which is incorporated herein by reference. The Prospectus and Statement of Additional Information of the Smith Barney Fund are on file with the Securities and Exchange Commission and are available without charge upon request by writing or calling the Smith Barney Fund at the address or telephone number indicated above.

     Additional information is set forth in (a) the Statement of Additional Information relating to this Proxy Statement/Prospectus, dated August 16, 2000,
(b) the Prospectus and Statement of Additional Information of the CitiSelect Portfolios, dated March 1, 2000, and (c) the Annual Report for the fiscal year ended October 31, 1999 and the Semi-Annual Report for the six-month period ended April 30, 2000 relating to the CitiSelect Portfolios. Each of these documents is incorporated herein by reference and is on file with the Securities and Exchange Commission. You may obtain a copy of any of these documents without charge upon request by writing or calling the CitiSelect Portfolios at the address or telephone number indicated above.

     This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about August 16, 2000.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CITISELECT PORTFOLIOS OR THE SMITH BARNEY FUND.

                               TABLE OF CONTENTS


SYNOPSIS................................................................
    Proposed Transaction................................................
    Comparison of Investment Objectives and Policies....................
    Comparison of Investment Structure of the
        CitiSelect Portfolios and Smith Barney Fund.....................
    Investment Advisory Services and Management Fees....................
    Overall Expenses....................................................
    Distribution of Shares and Other Services...........................
    Sales Charges, Purchase Policies,
        Redemption and Exchange Information.............................
    Dividends and Other Distributions...................................
    Tax Consequences....................................................

PRINCIPAL INVESTMENTS, RISK FACTORS AND INVESTMENT RESTRICTIONS
    Principal Investments and Risk Factors..............................
    Fundamental Investment Restrictions.................................

THE PROPOSED TRANSACTION................................................
    Description of the Plan.............................................
    Reasons for the Proposed Transaction................................
    Description of the Securities to be Issued..........................
    Federal Income Tax Consequences.....................................
    Liquidation and Termination of the CitiSelect Portfolios............
    Portfolio Securities................................................
    Portfolio Turnover..................................................
    Pro Forma Capitalization............................................
    Performance.........................................................

VOTING INFORMATION......................................................
    General Information.................................................
    Quorum; Vote Required to Approve Proposal...........................
    Outstanding Shareholders............................................

ADDITIONAL INFORMATION ABOUT THE FUNDS..................................

OTHER MATTERS...........................................................

                                    SYNOPSIS

     The following is a summary of certain information contained in this Proxy Statement/Prospectus regarding the CitiSelect Portfolios and the Smith Barney Fund (each, a "Fund," and collectively, the "Funds") and the proposed Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of the Smith Barney Fund, the Prospectus of the CitiSelect Portfolios and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders of the CitiSelect Portfolios should read this entire Proxy Statement/Prospectus carefully.

Proposed Transaction

     The Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolios, including a majority of the Trustees who are not "interested persons" of such Funds (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees"), approved the Plan on July 13, 2000. The Plan provides that substantially all of the assets and liabilities of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced will be transferred to the Smith Barney Fund. Each of the CitiSelect Portfolios holds its assets through several underlying investment companies (the "Underlying Portfolios"). As part of the Reorganization, and prior to the transfer of assets to the Smith Barney Fund, each CitiSelect Portfolio will receive a distribution in kind from the applicable Underlying Portfolio of the investment securities held by the Underlying Portfolio on its behalf (and associated liabilities), and those investment securities will be the assets transferrred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, each CitiSelect Portfolio will receive voting shares of the corresponding class of the Smith Barney Fund. Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolios in complete liquidation of the CitiSelect Portfolios, and each CitiSelect Portfolio will be terminated. As a result of the Reorganization, each shareholder of each class of the CitiSelect Portfolios will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolios held as of the close of business on the closing date of the Reorganization (the "Closing Date"). The Closing Date is expected to be on or after October 6, 2000 or such later date as the parties may agree in writing.

     For the reasons described below under "The Proposed Transaction - Reasons for the Proposed Transaction," the Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolios, including a majority of the NonInterested Trustees, has concluded that the Reorganization is in the best interests of the CitiSelect Portfolios and their shareholders and that the interests of the existing shareholders of the CitiSelect Portfolios will not be diluted as a result of the Reorganization.

     Accordingly, the Trustees recommend approval of the Plan. If the Plan is not approved, the CitiSelect Portfolios will continue in existence unless other action is taken by the Trustees; such other action may include resubmission of the Plan to shareholders, maintaining the status quo or termination and liquidation of one or both CitiSelect Portfolios.

Comparison of Investment Objectives and Policies

Goals

     The goal of CitiSelect Folio 200 Conservative is as high a total return over time as is consistent with a primary emphasis on fixed income securities and a secondary emphasis on equity securities. The goal of CitiSelect Folio 300 Balanced is as high a total return over time as is consistent with a balanced emphasis on equity and fixed income securities.

     The goal of the Smith Barney Fund is current income and long-term capital appreciation.

Investment Policies

     Asset Allocation. Each CitiSelect Portfolio is a diversified asset allocation fund that invests in a mix of equity and debt securities. Citibank, N.A. ("Citibank"), the Funds' investment manager, allocates the assets of each Fund to offer a specified level of return and a corresponding amount of risk. Citibank generally allocates between 60% and 80% of the assets of CitiSelect Folio 200 Conservative to fixed income securities and up to 40% of the Fund's assets to equity securities. CitiSelect Folio 300 Balanced is designed to offer the potential for higher returns and a corresponding larger amount of risk than CitiSelect Folio 200 Conservative. Accordingly, Citibank generally allocates a smaller portion of the assets of CitiSelect 300 Balanced to fixed income investments, typically between 40% and 60%, and a larger portion of that Fund's assets to equity investments, typically up to 60%. Cash flows into or out of the Funds, or changes in market valuations, however, may produce different results. Citibank monitors the Funds' asset mixes daily and conducts quarterly reviews to determine whether to rebalance the Funds' investments.

     Citibank may further allocate the Funds' equity securities among large cap securities, small cap securities and international securities, and the Funds' fixed income securities among U.S. and foreign government and corporate bonds and between high yield (or junk) bonds and investment grade securities. Citibank is not required to allocate the Fund's assets among all of these types of equity and fixed income securities at all times.

     The Smith Barney Fund also invests in a mix of equity and fixed income securities. The Fund invests a minimum of 50% and a maximum of 70% of its total assets in equity securities, and a minimum of 30% and a maximum of 50% of its total assets in fixed income securities. Within these ranges, the Smith Barney Fund normally invests approximately 60% of its assets in equity securities and 40% in fixed income securities. These percentages may vary based on the outlook of SSB Citi Fund Management LLC, the Smith Barney Fund's investment manager ("SSB Citi"). The Smith Barney Fund invests in equity securities in a broad range of companies, industries and sectors. Generally, the equity portion of the Fund is comprised primarily of the stocks of mid-to-large capitalization companies. However, the Fund may also invest in smaller-capitalization companies if they otherwise meet the Fund's investment criteria.

     Equity Securities. The CitiSelect Portfolios' equity securities may include common stocks, preferred stocks, securities convertible into common stocks and warrants. Citibank may allocate the Funds' equity securities among large cap issuers, small cap issuers and international issuers. These further allocations are intended to maximize returns while managing overall volatility.

     The Smith Barney Fund invests primarily in common stocks, but it may also invest in preferred stocks, warrants and securities convertible into common stocks. The Smith Barney Fund's equity securities consist of a broad range of companies, industries and sectors.

     Debt Securities. Each Fund's fixed income securities may include bonds and short-term notes issued by the U.S. government (or its agencies and instrumentalities), corporate bonds and short-term notes, mortgage-backed securities, asset-backed securities and repurchase agreements. Citibank may allocate the CitiSelect Portfolios' fixed income securities among U.S. and foreign government and corporate bonds and between high yield (or junk) bonds and investment grade securities. These further allocations are intended to maximize returns while managing overall volatility of the CitiSelect Portfolios. The Smith Barney Fund may not invest more than 25% of its total assets in junk bonds; similarly, neither CitiSelect Portfolio anticipates investing more than 25% of its total assets in junk bonds. Junk bonds may subject the Funds to higher risks, as discussed under "Principal Investments, Risk Factors and Investment Restrictions" below.

     Neither the CitiSelect Portfolios nor the Smith Barney Fund are subject to restrictions on the maturity of the individual securities in which the Funds may invest. The Smith Barney Fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between 5 and 15 years.

     Derivative Securities. Each Fund may invest in derivative securities, including options on securities and foreign currencies, stock index options, forward currency contracts, interest rate and foreign currency futures contracts, stock index futures contracts and options on futures contracts (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of derivatives). The CitiSelect Portfolios also may invest in swap agreements, including interest rate and currency swaps, equity swaps and other types of available swap agreements including caps, collars and floors. The Smith Barney Fund may invest in certain types of derivative securities only for hedging purposes, and may invest in derivatives to generate income only in limited circumstances. The CitiSelect Portfolios may invest in these same derivative securities for hedging and non-hedging purposes, to enhance potential gains, to generate income, and also to manage the maturity or duration of fixed income securities. Each of the Funds is subject to certain limitations imposed by the Commodity Futures Trading Commission with respect to their investments in derivatives.

     Foreign Securities. Each Fund may invest without limit in foreign securities. The CitiSelect Portfolios emphasize securities included in the MSCI EAFE Index, which contains securities of companies located in Europe, Australia and the Far East. These Funds also may invest in emerging market equity securities. The Smith Barney Fund may not invest in securities issued by issuers in developing countries (see "Principal Investments, Risk Factors and Investment Restrictions" below for more information on the risks of foreign securities).

Security Selection Process

     Citibank allocates the CitiSelect Portfolios' investments among different types of securities and investment styles so that the Funds may benefit from investment cycles when securities with particular characteristics, or those selected based on a particular investment style, outperform other securities in the same asset class. To implement this strategy, Citibank employs multiple subadvisers with expertise managing specific types of securities or managing in a particular style.

     Equity Securities. Citibank allocates the CitiSelect Portfolios' equity investments among different investment styles. These styles include investing in "growth" stocks (i.e., those issued by companies with seasoned management teams, track records of above-average performance and strong earnings growth) and investing in "value" stocks (i.e., those that appear undervalued or priced below their true worth).

     In selecting equity investments for the Smith Barney Fund, SSB Citi attempts to identify securities with favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price". Because this strategy combines both growth and value investing, it offers style diversification within a single mutual fund.

     Fixed Income Securities. Citibank may diversify the fixed income securities of the CitiSelect Portfolios among U.S. and non-U.S. investment grade corporate debt obligations, securities issued by the U.S. government and its agencies and instrumentalities, investment grade debt securities issued by foreign governments, and U.S. and non-U.S. high yield debt securities. There is no requirement that the CitiSelect Portfolios invest in each type of fixed income security. The Funds may invest in securities with all maturities, including longterm bonds (10+ years), intermediate notes (3 to 10 years) and short-term notes (1 to 3 years).

     In selecting individual fixed income securities for the Smith Barney Fund's portfolio, SSB Citi primarily focuses on the relative yields of securities having various maturities. SSB Citi looks for favorable sector and maturity weightings based on interest rate outlook, stable or improving credit quality, and low price relative to credit and interest rate characteristics. The Smith Barney Fund normally expects to maintain an average portfolio maturity for the fixed income portion of its portfolio of between 5 and 15 years.

Comparison of Investment Structure of the CitiSelect Portfolios and the Smith Barney Fund

     Each CitiSelect Portfolio invests in securities indirectly by investing in several underlying mutual funds or portfolios. Each portfolio invests in a particular type of security, such as large cap value securities, large cap growth securities, small cap growth securities, small cap value securities, international equity securities, high yield debt securities, U.S. fixed income securities and foreign bonds. Each portfolio is a mutual fund with its own investment goals and policies. Each portfolio buys, holds and sells securities in accordance with these goals and policies. Unless otherwise indicated, references to the CitiSelect Portfolios include their underlying portfolios.

     The Smith Barney Fund invests directly in securities. This difference in investment structure is not expected to affect in any material way CitiSelect shareholders who receive shares of the Smith Barney Fund in the Reorganization.

Investment Advisory Services and Management Fees

     Citibank, a wholly-owned subsidiary of Citigroup Inc., serves as the investment manager of the CitiSelect Portfolios. SSB Citi, also a wholly-owned subsidiary of Citigroup Inc., serves as the investment manager of the Smith Barney Fund and will continue to serve as the investment manager of the Smith Barney Fund after the consummation of the Reorganization. Citigroup businesses provide a broad range of financial services and asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading and use diverse channels to make them available to consumer and corporate customers around the world.

     Citibank, N.A. also serves as investment manager of each of the underlying portfolios in which the CitiSelect Portfolios invest. In addition, Citibank employs the following subadvisers to manage the following classes of securities:


     CLASS OF SECURITIES               SUBADVISER

     large cap value securities        SSB Citi
                                         (the manager of the Smith Barney Fund)

     small cap value securities        Franklin Advisory Services LLC

     international equity securities   Hotchkis and Wiley

     high-yield debt securities        Salomon Brothers Asset Management Inc.
                                         (an affiliate of Citigroup Inc.)

     foreign fixed income securities   Salomon Brothers Asset Management Limited
                                         (an affiliate of Citigroup Inc.)

     Each CitiSelect Portfolio pays an aggregate management fee, which is accrued daily and paid monthly, of 0.75% of that Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. These aggregate management fees include fees payable to Citibank for the asset management and administrative services Citibank provides the CitiSelect Portfolios and their underlying funds and fees payable to the subadvisers for their advisory services to the underlying funds.

     The management fee for the Smith Barney Fund is calculated at the annual rate of 0.45% of that Fund's average daily net assets. The Smith Barney Fund also pays to SSB Citi a fee for its administrative services in the amount of 0.20% of its average daily net assets. Thus, the Smith Barney Fund pays a smaller percentage of its average daily net assets in advisory and management fees than does either CitiSelect Portfolio. For a comparison of the total annual operating expenses of the CitiSelect Portfolios and Smith Barney Fund (which includes the expenses of the CitiSelect Portfolios' underlying funds) please review the expense tables under "Overall Expenses" below.

     Chad Graves is responsible for the day-to-day management of the equity portion of the Smith Barney Fund's portfolio, and James Conroy and John Bianchi are responsible for the day-to-day management of the fixed income portion. Messrs. Graves, Conroy and Bianchi are investment officers of SSB Citi and vice presidents of Salomon Smith Barney.

Overall Expenses

     The total annual operating expenses as a percentage of average net assets for Class A and Class B shares of the Smith Barney Fund, as determined for the Fund's most recent fiscal year, were lower than the total annual operating expenses of the Class A and Class B shares of each CitiSelect Portfolio for its most recent fiscal year.

     Further information about the expenses of each class of the CitiSelect Portfolios and the Smith Barney Fund for the fiscal years ended October 31, 1999 and July 31, 1999, respectively, and pro forma expenses following the proposed Reorganization is outlined in the table below. @


-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM                  CITISELECT          SMITH BARNEY         PRO FORMA
YOUR INVESTMENT                           FOLIO 200            BALANCED          SMITH BARNEY
                                        CONSERVATIVE             FUND           BALANCED FUND

SHARE CLASS                         Class A    Class B     Class A   Class B   Class A    Class B

Maximum Sales Charge (Load)
 Imposed on Purchases                 4.50%       None       5.00%      None     5.00%       None

Maximum Deferred Sales Charge
  (Load)                              None1     4.50%2       None3    5.00%2     None3     5.00%2

-------------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES4
EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS
Management Fees                      0.75%5     0.75%5      0.65%5    0.65%5    0.65%5    0.65%5
Distribution (12b-1) Fees            0.50%      0.75%       0.25%     0.75%     0.25%     0.75%
Other Expenses (administrative,
  shareholder servicing and
  other expenses)                    0.25%      0.25%       0.18%     0.16%     0.18%     0.16%
TOTAL ANNUAL FUND
OPERATING EXPENSES                   1.50%      1.75%       1.08%     1.56%     1.08%     1.56%
-------------------------------------------------------------------------------------------------

1 Except for investments of $500,000 or more.
2 Class B shares have a contingent deferred sales charge ("CDSC") which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC of the Smith Barney Fund and the CitiSelect Portfolio are 5.00% and 4.50%, respectively, of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase.
3 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.
4 The CitiSelect Portfolio invests in multiple underlying mutual funds. This table reflects the expenses of the Fund and the underlying funds in which it invests.
5 A combined fee for investment advisory and administrative services.

     This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before waivers and reimbursements) remain the same. The expenses of the CitiSelect Portfolio's underlying funds are reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------------
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
CITISELECT FOLIO 200 CONSERVATIVE
-------------------------------------------------------------------------------
  Class A                                    $596    $903     $1,232    $2,160
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $628    $851     $1,049    $1,996
-------------------------------------------------------------------------------
    Assuming no redemption                   $178    $551       $949    $1,996
-------------------------------------------------------------------------------
SMITH BARNEY BALANCED FUND
-------------------------------------------------------------------------------
  Class A                                    $605    $826     $1,066    $1,751
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $659    $793       $950    $1,728
-------------------------------------------------------------------------------
    Assuming no redemption                   $159    $493       $850    $1,728
-------------------------------------------------------------------------------
PRO FORMA SMITH BARNEY BALANCED
PORTFOLIO
-------------------------------------------------------------------------------
  Class A                                    $605    $826     $1,066    $1,751
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $659    $793       $950    $1,728
-------------------------------------------------------------------------------
    Assuming no redemption                   $159    $493       $850    $1,728
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
FEES PAID DIRECTLY FROM             CITISELECT FOLIO       SMITH BARNEY          PRO FORMA
YOUR INVESTMENT                       FOLIO 300              BALANCED           SMITH BARNEY
                                     BALANCED FUND             FUND             BALANCED FUND

SHARE CLASS                        Class A    Class B    Class A   Class B   Class A    Class B

Maximum Sales Charge (Load)
 Imposed on Purchases                4.50%       None      5.00%      None     5.00%       None

Maximum Deferred Sales
  Charge (Load)                      None1      4.50%2     None3     5.00%2    None3      5.00%2

-------------------------------------------------------------------------------------------------
ANNUAL FUND
OPERATING EXPENSES4
EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS
Management Fees                      0.75%5     0.75%5     0.65%5    0.65%5      0.65%5    0.65%5
Distribution (12b-1) Fees            0.50%      0.75%      0.25%     0.75%       0.25%     0.75%
Other Expenses (administrative,
  shareholder servicing and
  other expenses)                    0.25%      0.25%      0.18%     0.16%       0.18%     0.16%
TOTAL ANNUAL FUND
 OPERATING EXPENSES                  1.50%      1.75%      1.08%     1.56%       1.08%     1.56%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
1 Except for investments of $500,000 or more.
2 Class B shares have a CDSC which is deducted from your sale proceeds if you sell your Class B shares within five years of your original purchase of the shares. In the first year after purchase, the CDSC of the Smith Barney Fund and the CitiSelect Portfolio are 5.00% and 4.50%, respectively, of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, declining to 1.00% in the fifth year after purchase. The CDSC of the CitiSelect Portfolio in the first year after purchase is 4.50% of the price at which you purchased your shares, or the price at which you sold your shares, whichever is less, also declining to 1.00% in the fifth year after purchase.
3 You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of purchase you will pay a deferred sales charge of 1.00%.
4 The CitiSelect Portfolio invests in multiple underlying mutual funds. This table reflects the expenses of the Fund and the underlying funds in which it invests.
5 A combined fee for investment advisory and administrative services.
-------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in each of the Funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes your investment has a 5% return each year and that each Fund's annual operating expenses (before waivers and reimbursements) remain the same. The expenses of the CitiSelect Portfolio's underlying funds are reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be: @

-------------------------------------------------------------------------------
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
CITISELECT FOLIO 300 BALANCED
-------------------------------------------------------------------------------
  Class A                                    $596    $903     $1,232    $2,160
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $628    $851     $1,049    $1,997
-------------------------------------------------------------------------------
    Assuming no redemption                   $178    $551       $949    $1,997
-------------------------------------------------------------------------------
SMITH BARNEY BALANCED FUND
-------------------------------------------------------------------------------
  Class A                                    $605    $826     $1,066    $1,751
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $659    $793       $950    $1,728
-------------------------------------------------------------------------------
    Assuming no redemption                   $159    $493       $850    $1,728
-------------------------------------------------------------------------------
PRO FORMA SMITH BARNEY BALANCED
PORTFOLIO
-------------------------------------------------------------------------------
  Class A                                    $605    $826     $1,066    $1,751
-------------------------------------------------------------------------------
  Class B
-------------------------------------------------------------------------------
    Assuming redemption at end of period     $659    $793       $950    $1,728
-------------------------------------------------------------------------------
    Assuming no redemption                   $159    $493       $850    $1,728
-------------------------------------------------------------------------------


Distribution of Shares and Other Services

Distributor

     The distributor of the CitiSelect Portfolios is CFBDS, Inc. The distributor of the Smith Barney Fund is Salomon Smith Barney Inc. A selling group consisting of Salomon Smith Barney and other broker-dealers sells shares of the Smith Barney Fund to the public.

     Both the CitiSelect Portfolios and the Smith Barney Fund have adopted Rule 12b-1 distribution plans for their Class A and B shares. Under the plans, each Fund pays distribution and service fees. The Class A shares of the Smith Barney Fund pay distribution and service fees that are lower than those of the Class A shares of the CitiSelect Portfolios. The Class B shares of each Fund pay the same distribution and service fees. See "Overall Expenses" above for a comparison of the total fees for the CitiSelect Portfolios and the Smith Barney Fund.

Other Service Providers

     As indicated below, the CitiSelect Portfolios and the Smith Barney Fund generally have different service providers. Upon completion of the Reorganization, the Smith Barney Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

-------------------------------------------------------------------------------
SERVICE PROVIDER        CITISELECT PORTFOLIOS         SMITH BARNEY FUND
-------------------------------------------------------------------------------
Custodian               State Street Bank and Trust   PNC Bank National
                        Company                       Association
-------------------------------------------------------------------------------
Auditors                PricewaterhouseCoopers LLP    KPMG LLP
-------------------------------------------------------------------------------
Transfer Agent          State Street Bank and Trust   Citi Fiduciary Trust
                        Company                       Company
-------------------------------------------------------------------------------
Sub-Transfer Agent      N/A                           PFPC Global Fund Services
-------------------------------------------------------------------------------


Sales Charges, Purchase Policies, Redemption and Exchange Information

Sales Charges

     Class A shares of the CitiSelect Portfolios and the Smith Barney Fund are sold at net asset value plus a front-end sales charge. There will be no sales load charged to Class A shareholders of the CitiSelect Portfolios on the Class A shares of the Smith Barney Fund they receive in the Reorganization. See "Overall Expenses" for tables comparing sales charges and other expenses of the Funds.

     The front-end sales charge on purchases of Class A shares of the CitiSelect Portfolios is lower than the front-end sales charge on purchases of Class A shares of the Smith Barney Fund. You do not pay an initial sales charge when you buy $500,000 or more of Class A shares of the CitiSelect Portfolios or $1,000,000 or more of Class A shares of the Smith Barney Fund, but if you redeem these Class A shares within one year of purchase you will pay a deferred sales charge of 1%. For purposes of determining the one-year holding period, a CitiSelect shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the shareholder's original purchase of shares of the CitiSelect Portfolio.

     Class B shares of the CitiSelect Portfolios and Smith Barney Fund are sold without a front-end sales charge, but shareholders are charged a contingent deferred sales charge ("CDSC") when they sell their Class B shares within five years after purchase. For each of the Funds, the rate of the CDSC decreases the longer you hold your shares. For purposes of determining the holding period, a CitiSelect shareholder will be deemed to have held the shares of the Smith Barney Fund received in the Reorganization since the date of the shareholder's original purchase of shares of the CitiSelect Portfolio (or, if the shares of the CitiSelect Portfolios were received in an exchange from an original purchase, the earlier date of that earlier purchase). You may compare the CDSC of each CitiSelect Portfolio and the Smith Barney Fund in the expense tables under "Overall Expenses" above.

     Shareholders of the CitiSelect Portfolios are currently subject to a 4.50% CDSC if they redeem their shares during the first year after purchase. Shareholders of the Smith Barney Fund generally are subject to a higher CDSC of 5.00% if they redeem their shares during the first year after purchase. However, former CitiSelect shareholders will continue to be subject to the 4.50% CDSC if they redeem their shares during the first year after purchase provided that those shareholders notify their Salomon Smith Barney Financial Consultant or dealer representative that they are entitled to the lower CDSC. For the second year after purchase and subsequent years, Class B shareholders of the CitiSelect Portfolios will be subject to the same CDSC schedule as Class B shareholders of the Smith Barney Fund.

     After 8 years, Class B shares of each Fund automatically convert into Class A shares. For each Fund, Class A shares have lower total annual operating expenses than Class B shares.

     The CitiSelect Portfolios and the Smith Barney Fund have established policies, including rights of accumulation and letter of intent privileges, waiving the Class A initial sales charge for certain classes of investors under certain circumstances. CitiSelect shareholders who wish to make purchases of Class A shares of the Smith Barney Fund after the Reorganization should review the Prospectus of the Smith Barney Fund for additional information about these waivers. As noted above, the Smith Barney Fund will not impose any initial sales charge on the Class A shares of the Smith Barney Fund that CitiSelect shareholders receive in the Reorganization.

     The CitiSelect Portfolios and the Smith Barney Fund also have established policies waiving the Class B CDSC for certain classes of investors under certain circumstances. Upon the consummation of the Reorganization, Class B shareholders should review the CDSC waiver policies of the Smith Barney Fund to determine whether a waiver may be applicable when they redeem their Class B shares of the Smith Barney Fund received in the Reorganization. The CDSC on Class B shares of the Smith Barney Fund will generally be waived for 12 months following the death or disability of a shareholder. The CDSC will also be waived on certain distributions from a retirement plan. You should review the Prospectus and Statement of Additional Information of the Smith Barney Fund for a more complete description of the waiver policies that may be applicable. These policies are generally similar to the waiver policies in effect for the CitiSelect Portfolios.

Purchase Policies

     You may purchase shares of each Fund at their net asset value, plus any applicable sales charge, next determined after receipt of your purchase request in good order. You may purchase shares of the CitiSelect Portfolios from the Funds' distributor or a broker-dealer or financial institution (called a Service Agent) that has entered into a sales or service agreement with the distributor concerning the CitiSelect Portfolios. You may purchase shares of the Smith Barney Fund from a Salomon Smith Barney Financial Consultant or an investment dealer in the selling group or a broker that clears through Salomon Smith Barney (called a dealer representative). Qualified retirement plans and certain other investors who are clients of the selling group are eligible to buy shares directly from the Smith Barney Fund by mailing a request to the Smith Barney Fund's sub-transfer agent.

     The CitiSelect Portfolios do not impose any minimum initial or subsequent investment requirements but a Service Agent may. The Smith Barney Fund imposes initial and additional investment amounts, which vary depending on the class of shares bought and the nature of the investment account. Upon consummation of the Reorganization, CitiSelect shareholders will be subject to these minimum amounts if they wish to purchase additional shares of the Smith Barney Fund. These minimum initial and additional investment amounts are set forth in the table below:


                                           MINIMUM INITIAL   MINIMUM ADDITIONAL
SMITH BARNEY FUND                             INVESTMENT         INVESTMENT
-------------------------------------------------------------------------------
General                                         $1,000               $50
-------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,             $250               $50
Plans, Uniform Gift to Minor Accounts
-------------------------------------------------------------------------------
Qualified Retirement Plans (under                  $25               $25
Section 403(b)(7) or Section 401(a)
of the Internal Revenue Code, including
401(k) plans)
-------------------------------------------------------------------------------
Simple IRAs                                         $1                $1
-------------------------------------------------------------------------------
Monthly Systematic Investment Plans                $25               $25
-------------------------------------------------------------------------------
Quarterly Systematic Investment
Plans                                              $50               $50
-------------------------------------------------------------------------------

Redemptions

     Shares of the CitiSelect Portfolios and the Smith Barney Fund are redeemable on any business day at a price equal to the net asset value of the shares the next time it is calculated after receipt of your redemption request in good order. The table below compares the redemption procedures and policies of the CitiSelect Portfolios and the Smith Barney Fund, which are generally similar.

---------------------------------------------------------------------------------------
REDEMPTION               CITISELECT PORTFOLIOS           SMITH BARNEY FUND
PROCEDURES
AND POlICIES
---------------------------------------------------------------------------------------
Through an               To redeem shares, you may       To redeem shares, you may
Appropriate Contact      contact a Fund's transfer       contact a Salomon Smith Barney
Person                   agent, or for a shareholder     Financial Consultant or dealer
                         that holds shares through a     representative, or for
                         Service Agent, the Service      accounts held directly with
                         Agent.                          the Smith Barney Fund, the
                                                         sub-transfer agent.

   By Mail               You may send written            For accounts held directly at
                         redemption requests to the      the Fund, you may send written
                         Fund's transfer agent or, if    redemption requests to the
                         you hold your shares through    sub-transfer agent.
                         a Service Agent, you Service
                         Agent.

   By Telephone          You may make redemption         You may be eligible to redeem
                         requests by telephone if your   shares (except those held in
                         application permits.            retirement plans) in amounts
                                                         up to $10,000 per day through
                                                         the transfer agent.

---------------------------------------------------------------------------------------
Systematic               You must have at least          You can arrange for the
Withdrawal Plan          $10,000 in your account to      automatic redemption of a
                         participate in this program.    portion of your shares on a
                         If your shares are subject to   monthly or quarterly basis.
                         a CDSC, you may only withdraw   To qualify, you must own
                         up to 10% of the value of       shares of at least $10,000
                         your account in any year, but   ($5,000 for retirement plan
                         you will not be subject to a    accounts) and each automatic
                         CDSC on the shares withdrawn    redemption must be at least
                         under the Plan.  You must       $50.  If your shares are
                         have at least $100 withdrawn    subject to a deferred sales
                         per automatic withdrawal.       charge, the sales charge will
                                                         be waived if your
                                                         automatic payments do
                                                         not exceed 1% per
                                                         month of the value of
                                                         your shares subject
                                                         to a deferred sales
                                                         charge.

---------------------------------------------------------------------------------------
Automatic                Your account balance with a     If your account falls below
Redemptions              Fund may be subject to a $500   $500 because of redemption of


                         minimum.  If so, a Fund         Fund shares, the Fund may ask
                         reserves the right to close     you to bring your account up
                         your account if it falls        to the minimum requirement.
                         below $500 because of           If your account balance is
                         redemptions.  You will have     still below $500 after 60
                         60 days to make an additional   days, the Fund may close your
                         investment.                     account and send you the
                                                         redemption proceeds.
---------------------------------------------------------------------------------------

Exchanges

     Shareholders of the CitiSelect Portfolios may exchange Fund shares for shares of the same class of certain other CitiSelect Portfolios, subject to the limitation noted below. Shareholders of the Smith Barney Fund may exchange shares for shares of the same class of certain other Smith Barney funds. A shareholder of the Smith Barney Fund must meet the minimum investment amount for each Smith Barney fund. The CitiSelect Portfolios do not impose any similar minimum investment amount for exchanges into the CitiSelect Portfolios, but a shareholder's Service Agent may.

     When you exchange your Class A shares of the CitiSelect Portfolios, you generally are required to pay the difference, if any, between the sales charge payable on the shares to be acquired in the exchange and the sales charge paid in connection with your original purchase of Class A shares. The Class A shares of the Smith Barney Fund issued in connection with the Reorganization will not be subject to an initial sales charge at the time of any exchange.

     For exchanges for each Fund, your deferred sales charge (if any) will continue to be measured from the date of your original purchase (which, for CitiSelect shareholders, will be deemed to be the date of original purchase of shares of the applicable CitiSelect Portfolio). For both Funds, if you exchange into another fund that has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

     Shareholders of the CitiSelect Portfolios may place exchange orders through the transfer agent or through their Service Agent, and may place exchange orders by telephone if their account application permits. Shareholders of the Smith Barney Fund may place exchange orders through Salomon Smith Barney Financial Consultants or dealer representatives or through the transfer agent or sub-transfer agent, and may be eligible to exchange shares by telephone. Until September 11, 2000, CitiSelect shareholders may continue to exchange their shares of the CitiSelect Portfolios for shares of other CitiFunds, as described above. On and after that date, CitiSelect shareholders may exchange their shares of the CitiSelect Portfolios only for shares of certain Smith Barney funds, and these exchanges will be subject to the minimum investment amounts pertaining to the applicable Smith Barney fund or funds.

Dividends and Other Distributions

     The CitiSelect Portfolios and the Smith Barney Fund have similar policies relating to dividend and capital gain distributions to shareholders, except that the Smith Barney Fund generally makes capital gain distributions once a year, typically in December, rather than semi-annually. For each Fund, capital gain distributions and dividends are reinvested in additional shares of the same class that you hold, unless you choose to receive your distributions and dividends in cash. The Funds pay dividends and distribute capital gains, if any, according to the following schedule.

----------------------------------------------------------------------------------------
                                INCOME DIVIDEND               CAPITAL GAIN
FUND                            DISTRIBUTIONS                 DISTRIBUTIONS
----------------------------------------------------------------------------------------
CitiSelect Folio 200            quarterly (during the         annually (in December)
Conservative                    months of March, June,
                                September and December)
----------------------------------------------------------------------------------------
CitiSelect Folio 300 Balanced   quarterly (during the         annually (in December)
                                months of March, June,
                                September and December)
----------------------------------------------------------------------------------------
Smith Barney Balanced Fund      quarterly                     annually (typically in
Fund                                                          December)
----------------------------------------------------------------------------------------


     On or immediately prior to the Closing Date of the Reorganization, each of the CitiSelect Portfolios will distribute (in the form of one or more dividends and/or other distributions) to its shareholders substantially all of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the date of such distribution or dividend. Unless otherwise requested, such distributions or dividends will be reinvested in the manner described above. Between the Closing Date and the end of its current taxable year, it is expected that the Smith Barney Fund will make one or more similar distributions to its shareholders, including the former CitiSelect shareholders who receive shares of the Smith Barney Fund in the Reorganization. Because such a distribution will generally include income and gains accumulated by the Smith Barney Fund prior to the Closing Date, the former CitiSelect shareholders receiving such a distribution will effectively receive a return of a portion of their capital investment in the Smith Barney Fund in the form of a taxable dividend.

Tax Consequences

     The CitiSelect Portfolios and the Smith Barney Fund will each receive an opinion of Bingham Dana LLP in connection with the Reorganization to the effect that, based upon certain facts, assumptions and representations, (i) the distribution of investment securities from each Underlying Portfolio in redemption of the applicable CitiSelect Portfolio's interest in the Underlying Portfolio will not result in the recognition of gain or loss for federal income tax purposes, and (ii) the transfer of substantially all of the assets and liabilities of each CitiSelect Portfolio to the Smith Barney Fund in exchange for voting stock of the Smith Barney Fund, followed by the distribution of such shares in complete liquidation of the CitiSelect Portfolio, will constitute a reorganization within the meaning of section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes such a reorganization, no gain or loss will be recognized by the CitiSelect Portfolios or their shareholders as a direct result of the Reorganization. See "The Proposed Transaction--Federal Income Tax Consequences."

Other Mergers

     The Board of Trustees of the Smith Barney Trust has approved an Agreement and Plan of Reorganization pursuant to which CitiFunds Balanced Portfolio, a series of the CitiFunds Trust, is to merge with and into the Smith Barney Fund. This other merger will not be consummated until approved by the shareholders of the CitiFunds Balanced Portfolio. The consummation of the Reorganization is in no way dependent upon the consummation of this other merger.

        PRINCIPAL INVESTMENTS, RISK FACTORS, AND INVESTMENT RESTRICTIONS

Principal Investments and Risk Factors

     The investment objectives and policies and risk factors of CitiSelect Portfolios are, in many respects, similar to those of the acquiring Smith Barney Balanced Fund. There are, however, certain differences. The following discussion summarizes some of the more significant similarities and differences in the investment policies and risk factors of each of the CitiSelect Portfolios and the Smith Barney Fund and is qualified in its entirety by the Prospectuses and Statements of Additional Information of each of the CitiSelect Portfolios and the Smith Barney Fund incorporated herein by reference.

-------------------------------------------------------------------------------
FUND(S) SUBJECT TO RISK       PRINCIPAL INVESTMENT AND ACCOMPANYING RISK FACTOR

-------------------------------------------------------------------------------
CITISELECT PORTFOLIOS         ASSET ALLOCATION:

                              Each CitiSelect Portfolio invests in a mix of equity and fixed income securities (each of these types of securities is referred to as an asset class). Citibank may further allocate the Funds' equity securities among large cap issuers, small cap issuers and international issuers and its fixed income securities among U.S. and foreign investment grade and high-yield bonds. The CitiSelect Portfolios' investment strategies depend largely on the investment manager's skill in both identifying the long term performance and relationships between asset classes and in assessing accurately the growth potential or credit quality of companies in which the Funds invest, in predicting accurately the direction of interest rates or the maturity of certain debt obligations, and other factors. The investment manager may not appropriately allocate a Funds' assets between equity and fixed income securities, or among different types of equity and fixed income securities.

                              Citibank may change the Funds' asset allocations from time to time in response to market conditions and other factors. No approval by the Trustees of the CitiSelect Portfolio is required.

-------------------------------------------------------------------------------
ALL FUNDS                     MARKET RISK:

                              The prices of securities will rise or fall due to changing economic, political or market conditions, or due to the company's individual situation. Some securities held by a Fund may be quite volatile, meaning that their prices can change significantly in a short time.

-------------------------------------------------------------------------------
ALL FUNDS                     GROWTH AND VALUE INVESTING:

                              In selecting equity investments for the
                              CitiSelect Portfolios, Citibank employs both growth and value investing strategies. Growth securities are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears that those expectations will not be met, the prices of growth securities typically fall. An investment in growth securities may underperform certain other stock investments, such as value stocks, during periods when growth stocks are out of favor.

                              Value investing involves selecting stocks that are inexpensive compared to other companies with similar earnings or assets. However, value stocks may continue to be inexpensive for long periods of time, and may never realize their potential. A security may not achieve its expected value because the circumstances causing it to be
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              underpriced may stay the same or worsen. Value stocks may underperform certain other stock investments, such as growth stocks, during periods when value stocks are out of favor.

                              In selecting equity investments for the Smith Barney Fund, SSB Citi attempts to identify securities with favorable valuations relative to their growth characteristics. This strategy is commonly known as "growth at a reasonable price." Because this strategy combines both growth and value investing, it offers style diversification within a single mutual fund. This strategy is also subject to the same risks as both growth investing and value investing.

                              To the extent that the Funds invest varying proportions of their assets in growth or value securities, they may perform differently when one style or the other is out of favor due to the differences in the investment styles they emphasize.

-------------------------------------------------------------------------------
ALL FUNDS                     PORTFOLIO SELECTION:

                              The success of each Fund's investment strategy depends in large part on its portfolio managers. In selecting equity securities, a Fund's portfolio managers may not be correct in identifying securities of companies that perform well based on a "growth" or "value" strategy. In selecting fixed income securities, the portfolio managers may be unable to predict accurately the direction of interest rates or the maturity of certain debt obligations, or to assess accurately credit quality and other factors. Alternatively, the portfolio managers may not appropriately allocate a Fund's assets between equity and fixed income securities. In that case, you may lose money, or your investment may not do as well as an investment in another mutual fund with a similar investment focus.

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ALL FUNDS                     SMALL CAPITALIZATION ISSUERS:

                              Each Fund may invest in small capitalization companies. Investing in small companies involves unique risks. Compared to large companies, small companies, and the market for their common stocks, are likely to:

                              o Be more sensitive to changes in the economy, earnings results and investor expectations.

                              o Have more limited product lines and capital resources.

                              o    Experience sharper swings in market values.

                              o Be harder to sell at the times and prices the Fund thinks appropriate.

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
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ALL FUNDS                     INTEREST-RATE RISK:

                              In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer-term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause a Fund's share price to go down.

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ALL FUNDS                     CREDIT RISK:

                              Some issuers may not make payments on debt securities held by a Fund. Or, an issuer's financial condition may deteriorate, leading to greater volatility in the price of the security and making the security more difficult for the Fund to sell. Lower-quality debt securities are more susceptible to this risk than higher-quality debt securities. As noted below, each Fund may invest in lower-quality debt securities known as "junk bonds." To the extent that the a Fund's assets are invested in lower-quality debt securities, that Fund may be subject to greater risk.

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ALL FUNDS                     JUNK BONDS:

                              Each Fund may invest in debt securities of any grade, including junk bonds. Junk bonds are considered to be speculative investments and involve greater risks than higher-quality securities. The value of junk bonds will usually fall substantially if the issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for junk bonds to fall. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general. Lower quality debt securities, especially junk bonds, may be less liquid and may be more difficult for the Fund to value and sell. The Fund may incur additional expenses if an issuer defaults and the Fund tries to recover some of its losses in a bankruptcy or other similar proceeding.

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ALL FUNDS                     FOREIGN SECURITIES:

SMITH BARNEY FUND - MAY       Investments in foreign securities involve risks
  NOT INVEST IN EMERGING      relating to political, social and economic
  MARKETS                     developments abroad, as well as risks resulting
                              from the differences between the regulations to
                              which U.S. and foreign issuers and markets are
CITISELECT PORTFOLIOS - MAY   subject.  These risks may include expropriation
  INVEST IN EMERGING          of assets, confiscatory taxation, withholding
  MARKETS                     taxes on dividends and interest paid on Fund
                              investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a Fund or issuers of securities, and political or social instability. There may be rapid changes in the value of foreign currencies or securities,

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                              causing a Fund's share price to be volatile. In
                              addition, in certain circumstances, a Fund could realize reduced or no value in U.S. dollars from its investments in foreign securities, causing the Fund's share price to go down. Finally, there is generally less information about non-U.S. issuers or markets available because of less rigorous disclosure and accounting standards or regulatory practices.

                              The CitiSelect Portfolios may invest in issuers located in emerging, or developing, markets. All of the risks of investing in foreign securities are heightened by investing in these markets. The Smith Barney Fund does not invest in emerging markets. The Smith Barney Fund is therefore not subject to the additional risks of emerging markets securities.

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ALL FUNDS                     PREPAYMENT AND EXTENSION RISK:

                              The issuers of debt securities held by the Funds may be able to call a bond or prepay principal due on the securities, particularly during periods of declining interest rates. The Funds may not be able to reinvest that principal at attractive rates, and the Funds may lose any premium paid. On the other hand, rising interest rates may cause prepayments to occur at slower than expected rates. This makes securities more sensitive to interest rate changes.

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ALL FUNDS                     CONVERTIBLE SECURITIES:

                              The CitiSelect Portfolios and the Smith Barney Fund may invest in convertible securities. Convertible securities, which are debt securities that may be converted into stock, are subject to the market risk of stocks, and, like other debt securities, are also subject to interest rate risk and the credit risk of their issuers. Call provisions may allow the issuer to repay the debt before it matures.

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ALL FUNDS                     DERIVATIVES:

SMITH BARNEY FUND -           Each Fund may invest in derivative securities,
  SUBJECT TO CERTAIN LIMITS   including options on securities, stock index
  ON TYPES AND AMOUNT OF      options,forward currency contracts, interest
                              rate futures contracts, stock DERIVATIVES index futures contracts and options on futures contracts:

CITISELECT PORTFOLIOS - MAY   o    To hedge against the economic impact of
   INVEST IN ADDITIONAL            adverse changes in the market value of
   TYPES OF DERIVATIVES            portfolio securities, because of changes in
   WITHOUT LIMIT AND FOR           interest rates or exchange rates; or
   BROADER, NON-HEDGING
   PURPOSES                   o    As a substitute for buying or selling
                                   securities.

                              A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices.

                              The Funds' use of derivatives may involve
                              leveraging. Under leveraging, a relatively small investment may produce substantial losses or gains for a Fund, well beyond the Fund's initial
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              investment. Using derivatives can
                              disproportionately increase losses and reduce opportunities for gains when interest rates, exchange rates or securities markets are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's holdings.

                              The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

                              As described above, the Smith Barney Fund is subject to certain limitations on its use of derivatives. In contrast, the CitiSelect Portfolios have more flexibility with respect to their types and amounts of derivatives in which it can invest. In certain circumstances, the CitiSelect Portfolios may be subject to higher risk than the Smith Barney Fund because they are not as limited with respect to derivative investments.

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ALL FUNDS                     SHORT SALES:

                              The Funds may engage in short sales. A short sale occurs when a Fund's portfolio manager, anticipating that the price of a security will decline, enters into an agreement to sell the security even though the Fund does not own it. The Fund will then borrow the same security from a broker or other institution in order to complete the sale. The Fund must later purchase the security in order to return the security borrowed. If the portfolio manager has predicted accurately, the price at which the Fund buys the security will be less than the price at which the Fund earlier sold the security, creating a profit for the Fund. However, if the price of the security goes up during this period, the Fund will be forced to buy the security for more than its sale price, causing a loss to the Fund. Losses from short sales may be unlimited.

                              The Smith Barney Fund may only maintain a short position to the extent of 5% of its net assets. The CitiSelect Portfolios are not subject to this restriction. To the extent that a CitiSelect Portfolio maintains a short position in excess of 5% of its assets, it may be subject to more risk.

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ALL FUNDS                     PORTFOLIO TURNOVER:

                              The Funds may engage in active and frequent
                              trading to achieve their principal investment strategies. Although the portfolio managers of the Funds attempt to minimize portfolio turnover, from time to time a Fund's annual portfolio turnover rate may exceed 100%. Active and frequent trading may result in the realization and distribution to a Fund of higher capital
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              gains, which could increase the tax liability for the Fund's shareholders. Frequent trading also increases transaction costs, which could detract from a Fund's performance. For a comparison of the historical portfolio turnover rates of the Funds, see "The Proposed Transaction - Portfolio Turnover" below.

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ALL FUNDS                     DEFENSIVE STRATEGIES:

                              The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds' principal investment strategies in attempting to respond to adverse market, political or other conditions. When doing so, the Funds may invest without limit in high-quality money market or other short-term instruments, and may not be pursuing their investment goals.
-------------------------------------------------------------------------------

     The foregoing describes the principal investments and related risks of each Fund. Each Fund may invest in additional types of investments and may be subject to additional risk factors that are described in the Statement of Additional Information of that Fund. Certain of these non-principal investments and related risk factors may differ for each Fund. For example, the Smith Barney Fund may lend its portfolio securities, provided that the value of the securities loaned by the Fund does not exceed 20% of the market value of its total assets. The securities loans of the each CitiSelect Portfolio may not exceed 30% of the Fund's total assets. In addition, the Smith Barney Fund may not invest in securities of issuers from developing markets, while the CitiSelect Portfolios may do so without limit. For a description of these investments and related risks, please consult the Prospectus and Statement of Additional Information of the applicable Fund.

Fundamental Investment Restrictions

     Each Fund has adopted certain fundamental investment restrictions which may not be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. The Smith Barney Fund is subject to fundamental investment restrictions that, in general, are similar to those of the CitiSelect Portfolios. These fundamental restrictions limit the amounts that a Fund may borrow and prohibit the Fund from investing in a manner that would cause it to fail to be a diversified investment company under the 1940 Act, from investing more than 25% of the Fund's total assets in securities of issuers in the same industry (with certain exceptions), from lending money (with certain exceptions), from underwriting securities issued by other persons, from purchasing or selling real estate, commodities or commodity contracts (with certain exceptions), from investing in oil, gas or other mineral exploration or development programs (with respect to the Smith Barney Fund only) or investing in oil, gas or mineral leases (with respect to the CitiSelect Portfolios only), or from issuing "senior securities" (as defined in the 1940 Act) to the extent prohibited by the 1940 Act.

     Although these restrictions are similar, their parameters may be different among the Funds. With respect to the fundamental limitation on borrowing described above, neither CitiSelect Portfolio may purchase securities at any time at which its borrowings exceed 5% of the total assets of the Fund; the Smith Barney Fund is not similarly restricted. In addition, the Smith Barney Fund may invest, as an exception to the prohibition from purchasing or selling real estate, commodities, or commodity contracts, in gold bullion and coins or receipts for gold. The CitiSelect Portfolios currently does not make these types of investments.

     As a result of these differences in fundamental restrictions, the Smith Barney Fund may be more limited in its ability to engage in certain types of transactions than the CitiSelect Portfolios. However, these additional fundamental restrictions may also prevent the Smith Barney Fund from engaging in transactions that would subject the Fund to additional risks.

Non-Fundamental Investment Restrictions

     In addition to the fundamental restrictions described above, the Smith Barney Fund is subject to certain non-fundamental restrictions that may be changed at any time by that Fund's Board of Directors without shareholder approval. These non-fundamental restrictions provide that the Smith Barney Fund may not: (1) write or sell puts, calls, straddles, spreads or combinations thereof, except as permitted under the Fund's investment objective and policies; (2) purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years; (3) make investments for the purpose of exercising control or management; (4) purchase or retain securities of any company if, to the knowledge of the trust of which the Fund is a series, any of the trust's officers or trustees or any officer or director of SSB Citi individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities; (5) invest in warrants other than those acquired by the Fund as part of a unit or attached to securities at the time of purchase (except as permitted under the Fund's investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets; (6) invest more than 2% of the Fund's net assets in warrants not listed on a recognized U.S. or foreign stock exchange; (7) purchase in excess of 5% of the voting securities of a public utility or public utility holding company, so as to become a public utility holding company as defined in the Public Utility Holding Company Act of 1935, as amended; or (8) purchase restricted securities, illiquid securities or other securities that are not readily marketable if more than 15% of the total assets of the Fund would be invested in such securities (each of the CitiSelect Portfolios is subject to a similar non-fundamental restriction with respect to illiquid securities).

     For additional information, you should consult the Prospectus and Statement of Additional Information of the Smith Barney Fund.

                            THE PROPOSED TRANSACTION

Description of the Plan

     As described above, the Plan provides that each of the CitiSelect Portfolios will receive a distribution of investment securities from the applicable Underlying Portfolios and that, immediately thereafter, substantially all of the assets and liabilities of each CitiSelect Portfolio will be transferred to the Smith Barney Fund. In exchange for the transfer of those assets and liabilities, each class of the CitiSelect Portfolios will receive voting shares of the corresponding class of the Smith Barney Fund ("Reorganization Shares"). Reorganization Shares of the Smith Barney Fund so received will then be distributed to the shareholders of the CitiSelect Portfolios in complete liquidation of the CitiSelect Portfolios, and each CitiSelect Portfolio will be terminated.

     As a result of the Reorganization, each shareholder of each class of the CitiSelect Portfolios will receive that number of full and fractional shares of the corresponding class of the Smith Barney Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the CitiSelect Portfolios held on the Closing Date. The Smith Barney Fund will establish an account for each CitiSelect shareholder that will reflect the number and class of shares of the Smith Barney Fund distributed to that shareholder. The Smith Barney Fund's shares issued in the Reorganization will be in uncertificated form.

     Until the closing of the Reorganization, shareholders of the CitiSelect Portfolios will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by the CitiSelect Portfolios' transfer agent of a redemption request in proper form. Redemption requests received by the CitiSelect Portfolios' transfer agent after the closing of the Reorganization will be treated as requests received for the redemption of shares of the Smith Barney Fund.

     The obligations of the CitiSelect Portfolios and the Smith Barney Fund under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the Securities and Exchange Commission and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. The CitiSelect Portfolios and the Smith Barney Fund are in the process of making the necessary filings. The Reorganization is also subject to the receipt of any necessary exemptive relief or non-action assurances requested from the Securities and Exchange Commission or its staff with respect to Section 17(a) of the 1940 Act.

     To provide against unforeseen events, the Plan may be terminated or amended prior to the Closing Date by action of the Trustees of either the CitiSelect Portfolios or the Smith Barney Fund, notwithstanding the approval of the Plan by the shareholders of the CitiSelect Portfolios. However, no amendment may be made that materially adversely affects the interests of the CitiSelect shareholders without obtaining the approval of the CitiSelect shareholders. The CitiSelect Portfolios and the Smith Barney Fund may at any time waive compliance with certain of the covenants and conditions contained in the Plan. The Plan provides that in the event the Plan is approved with respect to one but not both of the CitiSelect Portfolios, the failure of one CitiSelect Portfolio to consummate the transactions contemplated by the Plan shall not affect the consummation or validity of the Plan with respect to the other CitiSelect Portfolio.

     Citibank and SSB Citi will assume and pay all of the expenses that are solely and directly related to the Reorganization, which are estimated to be approximately $94,000 with respect to CitiSelect Folio 200 Conservative and $110,000 with respect to CitiSelect Folio 300 Balanced. Shareholders have no rights of appraisal.

Reasons for the Proposed Transaction

     At a meeting of the Board of Trustees of the CitiFunds Trust held on July 13, 2000, the Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, on behalf of the CitiSelect Portfolios, considered materials discussing the potential benefits to the CitiSelect shareholders if the CitiSelect Portfolios were to reorganize with and into the Smith Barney Fund. For the reasons discussed below, the Board of Trustees of the CitiFunds Trust, including a majority of the Non-Interested Trustees, has determined that the proposed Reorganization is in the best interests of the CitiSelect Portfolios and their shareholders and that the interests of the CitiSelect shareholders will not be diluted as a result of the proposed Reorganization.

     The proposed combination of the CitiSelect Portfolios into the Smith Barney Fund will allow the shareholders of the CitiSelect Portfolios to continue to participate in a professionally-managed portfolio governed by similar investment objectives and policies. The Trustees of the CitiFunds Trust believe that CitiSelect Portfolios will benefit from the proposed
Reorganization for the following reasons:

     Economies of Scale; Fees and Expenses

     Having determined that the offering of multiple funds with substantially similar objectives and identical portfolio managers is both repetitious and confusing, SSB Citi and Citibank believe that the combination of the CitiSelect Portfolios and the Smith Barney Fund which have substantially similar investment objectives and policies into a single larger fund may increase economic and other efficiencies for investors and may ultimately result in a lower total annual expense ratios. Some of the fixed expenses currently paid by the Smith Barney Fund, such as accounting, legal and printing costs, would be spread over a larger asset base upon the combination of the CitiSelect Portfolios and Smith Barney Fund. Other things being equal, shareholders may be expected to benefit from economies of scale through lower expense ratios and higher net income distributions over time. SSB Citi also believes that a larger asset base could provide portfolio management benefits such as greater diversification and the ability to command more attention from brokers and underwriters.

     In addition, CitiSelect shareholders will benefit from the lower total annual operating expenses of the Smith Barney Portfolios (as determined for each Fund's most recent fiscal year end). The total annual operating expenses for Class A and Class B shares of the Smith Barney Fund are lower than the total annual operating expenses of Class A and Class B shares of the CitiSelect Portfolios.

     Larger Family of Funds

     The Reorganization offers CitiSelect Portfolios shareholders the opportunity to become part of a larger and more diverse family of more than 60 mutual funds. CitiSelect shareholders will be able to exchange their shares among most or all of those Smith Barney funds. In addition, the Reorganization offers CitiSelect shareholders the opportunity to invest in a family of funds that has demonstrated the ability to attract new investors. Successful marketing and resulting fund growth, in turn, may afford investors the benefits of portfolio diversification and economies of scale.

     Performance Results

     While past performance is not necessarily indicative of future results, the Smith Barney Fund generally has higher total returns than the CitiSelect Portfolios. For more information about performance, see "The Proposed Transaction - Performance" below.

     Due to a combination of factors, including the benefits described above, the Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolios, believes that each CitiSelect Portfolio and its shareholders would benefit from a tax-free reorganization with the Smith Barney Fund. ACCORDINGLY, IT IS RECOMMENDED THAT THE CITISELECT SHAREHOLDERS APPROVE THE REORGANIZATION WITH THE SMITH BARNEY FUND.

     The Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolios, in recommending the proposed transaction, considered a number of factors, including the following:

     (a) the compatibility of the CitiSelect Portfolios' investment objectives, policies and restrictions with those of the acquiring Smith Barney Fund;

     (b) the benefits to CitiSelect shareholders of becoming shareholders of a larger fund family with a wide array of mutual funds;

     (c) the advisory, distribution, and other servicing arrangements of the Smith Barney Fund;

     (d)  the tax-free nature of the Reorganization;

     (e) the total lower annual expense ratios of the Smith Barney Fund as compared to the CitiSelect Portfolios;

     (f) the terms and conditions of the Reorganization and that it should not result in a dilution of CitiSelect shareholder interests;

     (g) the level of costs and expenses to the CitiSelect Portfolios of the proposed Reorganization; and

     (h) a variety of alternatives available to the CitiSelect Portfolios including maintaining the status quo or liquidating the CitiSelect Portfolios.

Description of the Securities to Be Issued

     Each CitiSelect Portfolio is a diversified series of the CitiFunds Trust, which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984 and is registered with the Securities and Exchange Commission as an open-end management investment company. The Smith Barney Fund is a diversified series of Smith Barney Income Funds (the "Smith Barney Trust"), which was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a master trust agreement dated March 12, 1985, as amended from time to time, and is registered with the Securities and Exchange Commission as an open-end management investment company.

     Each Fund currently offers Class A and Class B shares, and the Smith Barney Fund also offers Class L, Class O and Class Y shares. Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of the Fund. Each class of shares of each Fund has identical voting, dividend, liquidation and other rights (other than conversion) on the same terms and conditions except that expenses related to the distribution of each class of shares are borne solely by each class and each class of shares has exclusive voting rights with respect to the provisions of the Rule 12b-1 distribution plan that pertains to a particular class. Shareholders are entitled to one vote per share held on matters on which they are entitled to vote.

     The CitiFunds Trust is not required to hold annual meetings of shareholders but the CitiFunds Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Smith Barney Trust is also not required to hold annual meetings of shareholders but meetings of shareholders may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders as provided in the master trust agreement or upon any other matter deemed by the Trustees to be necessary or desirable.

     Shareholders of the CitiFunds Trust have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. The Trustees of the Smith Barney Trust must promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee of the Smith Barney Trust when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding.

Federal Income Tax Consequences

     The Reorganization is conditioned upon the receipt by each of the Smith Barney Fund and the CitiSelect Portfolios of an opinion from Bingham Dana LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the distribution of investment securities from each Underlying Portfolio in redemption of the applicable CitiSelect Portfolio's interest in the Underlying Portfolio will not result in the recognition of gain or loss; (ii) the transfer to the Smith Barney Fund of all or substantially all of the assets of each CitiSelect Portfolio in exchange solely for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolios, followed by the distribution of such Reorganization Shares to the shareholders of the CitiSelect Portfolios in exchange for their shares of the CitiSelect Portfolios in complete liquidation of the CitiSelect Portfolios, will constitute a "reorganization" within the meaning of Section 368(a)of the Code, and the Smith Barney Fund and the CitiSelect Portfolios will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(iii) no gain or loss will be recognized by the CitiSelect Portfolios upon the transfer of the CitiSelect Portfolios' assets to the Smith Barney Fund solely in exchange for the Reorganization Shares and the assumption by the Smith
Barney Fund of liabilities of the CitiSelect Portfolios or upon the distribution (whether actual or constructive) of the Reorganization Shares to the CitiSelect shareholders in exchange for their shares of the CitiSelect Portfolios; (iv) the basis of the assets of the CitiSelect Portfolios in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiSelect Portfolios immediately prior to the transfer; (v) the holding period of the assets of the CitiSelect Portfolios in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiSelect Portfolios; (vi) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiSelect Portfolios solely in exchange for Reorganization Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolios;
(vii) no gain or loss will be recognized by the shareholders of the CitiSelect Portfolios upon the receipt of Reorganization Shares solely in exchange for their shares of the CitiSelect Portfolios as part of the transaction; (viii) the basis of Reorganization Shares received by the shareholders of the CitiSelect Portfolios will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiSelect Portfolios exchanged therefor; and (ix) the holding period of Reorganization Shares received by the shareholders of the CitiSelect Portfolios will include the holding period during which the shares of the CitiSelect Portfolios exchanged therefor were held, provided that at the time of the exchange the shares of the CitiSelect Portfolios were held as capital assets in the hands of the shareholders of the CitiSelect Portfolios.

     As described above, although each CitiSelect Portfolio will, immediately prior to the Closing Date, distribute substantially all of its investment company taxable income and net realized capital gain to its shareholders as one or more taxable dividends, the Smith Barney Fund will not make such a distribution immediately prior to the Closing Date. As a result, when the Smith Barney Fund subsequently makes a similar distribution or distributions to its shareholders, including the former CitiSelect shareholders who receive Reorganization Shares of the Smith Barney Fund, those former CitiSelect shareholders will effectively be receiving a return of a portion of their capital invesmtent in the Smith Barney Fund (on which they may have already paid taxes) in the form of a taxable distribution.

     While the Smith Barney Fund is not aware of any adverse state or local tax consequences of the proposed Reorganization, the Fund has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

Liquidation and Termination of the CitiSelect Portfolios

     If the Reorganization is effected, the CitiSelect Portfolios will be liquidated and terminated, and the Funds' outstanding shares will be cancelled.

Portfolio Securities

     If the Reorganization is effected, each CitiSelect Portfolio will redeem its interest in its underlying funds and will receive its proportionate share of the portfolio securities of these underlying funds. Each CitiSelect Portfolio will then transfer these portfolio securities to the Smith Barney Fund. If the Reorganization is effected, SSB Citi will analyze and evaluate the portfolio securities of the CitiSelect Portfolios being transferred to the Smith Barney Fund. Consistent with the Smith Barney Fund's investment objectives and policies, any restrictions imposed by the Code and the best interests of the Smith Barney Fund's shareholders (including former shareholders of the CitiSelect Portfolios), SSB Citi will determine whether to maintain an investment in these portfolio securities. Subject to market conditions, the disposition of portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific securities being sold.

Portfolio Turnover

     The portfolio turnover rates of the underlying funds of the CitiSelect Portfolios have ranged from 26% to 646% for its fiscal year ended October 31, 1999. The portfolio turnover rate for the Smith Barney Fund for its fiscal year ended July 31, 1999 was 60%. Active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which could increase the tax liability for the Fund's shareholders. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

Pro Forma Capitalization

     Because the CitiSelect Portfolios will be combined in the Reorganization of the CitiSelect Portfolios with the Smith Barney Fund, the total capitalization of the Smith Barney Fund after such Reorganization is expected to be greater than the current capitalization of the CitiSelect Portfolios. The following table sets forth as of June 30, 2000: (a) the capitalization of each of the CitiSelect Portfolios and the Smith Barney Fund, and (b) the pro forma capitalization of the Smith Barney Fund as adjusted to give effect to the Reorganization proposed with respect to the Smith Barney Fund. If the Reorganization is consummated, the capitalization of the CitiSelect Portfolios and the Smith Barney Fund is likely to be different at the effective time of their Reorganization as a result of daily share purchase and redemption activity.

     Additionally, as noted above, the Board of Trustees of the Smith Barney Fund has approved an Agreement and Plan of Reorganization pursuant to which CitiFunds Balanced Portfolio, which is a series of the CitiFunds Trust, is to merge with and into the Smith Barney Fund. This other merger will not be consummated until approved by the shareholders of the CitiFunds Balanced Portfolio. Although the consummation of the Reorganization is in no way dependent upon the consummation of this other merger, the table below includes the effects of the potential consummation of the other merger.

                                                    SHARES              NET ASSET VALUE
                              TOTAL NET ASSETS      OUTSTANDING         PER SHARE
---------------------------------------------------------------------------------------

CITISELECT FOLIO 200
CONSERVATIVE
    Class A                        $53,031,831           5,201,288          $10.20
    Class B                           $566,481              55,494          $10.21
    Class L                                N/A                 N/A          N/A
    Class O                                N/A                 N/A          N/a

CITISELECT FOLIO 300
BALANCED
    Class A                        $92,795,681           8,907,924          $10.42
    Class B                           $878,690              84,456          $10.40
    Class L                                N/A                 N/A          N/A
    Class O                                N/A                 N/A          N/a

CITIFUNDS BALANCED
PORTFOLIO
    Class A                       $170,174,790          13,392,394          $12.71
    Class B                         $1,718,656             134,144          $12.81
    Class L                                N/A                 N/A          N/A
    Class O                                N/A                 N/A          N/A



SMITH BARNEY BALANCED FUND
    Class A                       $412,707,815          28,127,372          $14.67
    Class B                       $374,649,371          25,619,418          $14.62
    Class L                        $14,293,377             976,523          $14.64
    Class O                         $5,672,904             387,657          $14.63

PRO FORMA SMITH BARNEY
BALANCED FUND
    Class A                       $728,710,117          49,668,088          $14.67
    Class B                       $377,813,198          25,835,822          $14.62
    Class L                        $14,293,377             976,523          $14.64
    Class O                         $5,672,904             387,657          $14.63
---------------------------------------------------------------------------------------



Performance

     Performance shown below is as of December 31, 1999 and based on historical earnings and is not predictive of future performance. Performance reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges.

     The information below is for the Class A shares of the Funds. The total returns for the Class B shares of each Fund would be lower than the returns of the Class A shares of such Fund, because Class B shares have a higher total annual expense ratio. In addition, the information below does not reflect applicable sales charges. The sales charges applicable to the Class A (front-end load) and Class B (CDSC) shares of the Smith Barney Fund are the same as those applicable to the CitiSelect Portfolios, with the following exceptions: the front-end load for purchases of Class A shares in amounts less than $25,000 and in amounts greater than $100,000 and the CDSC payable in the first year after purchase applicable to shares of the Smith Barney Fund are higher than those applicable to the CitiSelect Portfolios. For more information about the applicable sales charges and other Fund expenses, please refer to "Overall Expenses" above.

     Prior to June 1998, the Smith Barney Fund was a utilities-sector fund rather than a balanced fund and it had different investment goals, policies and strategies and different portfolio managers. The following table shows the total returns of Class A shares of each Fund for the calendar years indicated.

                           CITISELECT FOLIO 200    CITISELECT FOLIO 300     SMITH BARNEY FUND
                               CONSERVATIVE              BALANCED
                          ---------------------------------------------------------------------

Year Ended:

12/31/99                          0.97%                   4.27%                   11.70%

12/31/98                          6.94%                   6.59%                   12.19%

12/31/97                          8.03%                   9.86%                   20.83%

Best Quarter                   6.71% (6/97)           8.71% (12/98)           14.45% (12/98)

Worst Quarter                 (4.27)% (9/98)          (7.51)% (9/98)          (7.51)% (9/98)


                              VOTING INFORMATION

     General Information

     The Board of Trustees of the CitiFunds Trust, on behalf of the CitiSelect Portfolios, is furnishing this combined Proxy Statement/Prospectus in connection with the solicitation of proxies for a Special Meeting of Shareholders of the CitiSelect Portfolios at which shareholders will be asked to consider and approve the proposed Plan with respect to the CitiSelect Portfolio of which such shareholder own shares. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the CitiSelect Portfolios and Smith Barney Fund may also solicit proxies by telephone or otherwise. Georgeson Shareholder Communications, Inc. has been retained to assist in the solicitation of proxies, at a cost of approximately $7,000 with respect to CitiSelect Folio 200 Conservative and approximately $14,000 with respect to CitiSelect Folio 300 Balanced. Shareholders may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) in the enclosed postage-paid envelope, (2) by touch-tone voting over the telephone, or (3) by voting via the internet. Any shareholder of the CitiSelect Portfolios giving a proxy has the power to revoke it by submitting a written notice of revocation to the CitiSelect Portfolios or by attending the Special Meeting and voting in person. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposals referred to in the Proxy Statement.

     In cases where CitiSelect shareholders have purchased their shares through Service Agents, these Service Agents are the shareholders of record of the CitiSelect Portfolios. At the Special Meeting, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

     Quorum; Vote Required to Approve Proposal

     The holders of a majority of the outstanding shares entitled to vote of a CitiSelect Portfolio present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by that Fund. A shareholder vote may be taken with respect to one or both CitiSelect Portfolio on some or all matters if a quorum is present and sufficient votes have been received for approval with respect to such CitiSelect Portfolio.

     If the necessary quorum to transact business or the vote required to approve the Plan with respect to either CitiSelect Portfolio is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the CitiSelect Portfolio that did not receive the vote necessary for approval of the Plan or did not obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the CitiSelect Portfolio's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

     For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a CitiSelect Portfolio from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     With respect to each CitiSelect Portfolio, the Plan must be approved by the vote of (a) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund, whichever is less. Abstentions and broker non-votes will have the effect of a "no" vote on the proposal to approve the Plan. The Plan provides that in the event the Plan is approved with respect to one but not both of the CitiSelect Portfolios, the failure of one CitiSelect Portfolio to consummate the transactions contemplated by the Plan shall not affect the consummation or validity of the Plan with respect to the other CitiSelect Portfolio.

     Outstanding Shareholders

     Holders of record of the shares of the CitiSelect Portfolios at the close of business on August 11, 2000 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of August 11, 2000, there were ________ outstanding Class A shares and ________ outstanding Class B shares of CitiSelect Folio 200 Conservative entitled to vote and ________ outstanding Class A shares and ________ outstanding Class B shares of CitiSelect Folio 300 Balanced entitled to vote.

     Listed below are the name, address and share ownership of each person known to the CitiSelect Portfolios to own 5% or more of any class of shares of the CitiSelect Folio 200 Conservative or CitiSelect Folio 300 Balanced as of _________ __, 2000. The table also indicates the percentage of the Smith Barney Fund's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

                                                    PRO FORMA
                                                    PERCENTAGE
                                 PERCENTAGE         OWNERSHIP
     NAME AND ADDRESS            OWNERSHIP          POST-REORGANIZATION
     ------------------------------------------------------------------

     Listed below are the name, address and share ownership of each person known to the Smith Barney Fund to own 5% or more of any class of shares of the Smith Barney Fund as of _________ __, 2000. The table also indicates the percentage of the Smith Barney Fund's shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.


                                                    PRO FORMA
                                                    PERCENTAGE
                                 PERCENTAGE         OWNERSHIP
     NAME AND ADDRESS            OWNERSHIP          POST-REORGANIZATION
     ------------------------------------------------------------------






     [**If any shareholder beneficially owns more than 25% of the voting securities of a Fund, note that the shareholder may be presumed to control that Fund and provide jurisdiction of organization and list all parent companies, if applicable.**]

     As of _________ __, 2000, the officers and Trustees of the CitiFunds Trust as a group owned less than 1% of any class of either CitiSelect Portfolio's outstanding shares. As of _________ __, 2000, the officers and Trustees of the Smith Barney Trust as a group owned less than 1% of any class of the Smith Barney Fund's outstanding shares.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

     As noted above, additional information about the CitiSelect Portfolios, the Smith Barney Fund and the Reorganization has been filed with the Securities and Exchange Commission and may be obtained without charge by writing or calling the CitiSelect Portfolios, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, telephone number (617) 423-1679, or the Smith Barney Fund, 388 Greenwich Street, New York, New York 10013, telephone number (800) 451-2010. Information included in this Proxy Statement/Prospectus concerning the CitiSelect Portfolios was provided by the CitiFunds Trust, on behalf of the CitiSelect Portfolios, and information concerning the Smith Barney Fund was provided by Smith Barney Income Funds, on behalf of the Smith Barney Fund.

     Each Fund files reports, proxy materials and other information about the applicable Fund with the Securities and Exchange Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington D.C. 20549 at prescribed rates or without charge from the Commission at publicinfo@sec.gov.

                                 OTHER MATTERS

     No Trustee is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the CitiSelect Portfolios.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO CAST YOUR VOTE VIA THE INTERNET OR BY TELEPHONE.

                                                                      EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ___________________, 2000, between CitiFundsSM Trust I, a Massachusetts business trust with its principal place of business at 21 Milk Street, Boston, Massachusetts 02109 (the "CitiFund Trust"), on behalf of its series, CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced (each a "CitiSelect Portfolio," and together, the "CitiSelect Portfolios"), and Smith Barney Income Funds, a Massachusetts business trust with its principal place of business at 388 Greenwich Street, New York, New York 10013 (the "Smith Barney Trust"), on behalf of its series, Smith Barney Balanced Fund (the "Smith Barney Fund," and together with the CitiSelect Portfolios, the "Funds"), and, solely for purposes of Section 10.2 below, Citibank, N.A., a national banking association ("Citibank"), and SSB Citi Fund Management LLC, a Delaware limited liability company ("SSB Citi").

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), with respect to the CitiSelect Portfolios and the Smith Barney Fund, with which each CitiSelect Portfolio will reorganize, as provided herein. Each reorganization will consist of the transfer of substantially all of the assets of a CitiSelect Portfolio to the Smith Barney Trust, on behalf of the Smith Barney Fund, in exchange solely for voting shares of the corresponding classes of shares of beneficial interest ($0.001 par value per share) of the Smith Barney Fund (the "Smith Barney Fund Shares"), the assumption by the Smith Barney Trust, on behalf of the Smith Barney Fund, of all of the liabilities of the CitiSelect Portfolio and the distribution of the Smith Barney Fund Shares to the shareholders of the CitiSelect Portfolio in complete liquidation of the CitiSelect Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (collectively, the "Reorganizations").

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH CITISELECT PORTFOLIO TO THE SMITH BARNEY FUND IN EXCHANGE FOR SMITH BARNEY FUND SHARES, THE ASSUMPTION OF ALL LIABILITIES OF THE CITISELECT PORTFOLIOS AND THE LIQUIDATION OF THE CITISELECT PORTFOLIOS

        1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the CitiFund Trust, on behalf of the CitiSelect Portfolios, agrees to transfer to the Smith Barney Fund substantially all of the CitiSelect Portfolios' assets as set forth in section 1.2, and the Smith Barney Trust, on behalf of the Smith Barney Fund, agrees in exchange therefor (i) to deliver to the CitiSelect Portfolios that number of full and fractional Class A and Class B Smith Barney Fund Shares determined by dividing the value of the CitiSelect Portfolios' net assets allocated to each class, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Smith Barney Fund Share of the applicable class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the CitiSelect Portfolios, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

        1.2. The assets of the CitiSelect Portfolios to be acquired by the Smith Barney Fund (collectively, "Assets") shall consist of all property and assets of every kind and nature of the CitiSelect Portfolios, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in section 1.4 hereof and the CitiSelect Portfolios' rights under this Agreement.

        1.3. The Smith Barney Fund shall assume all liabilities of each CitiSelect Portfolio, whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. Each CitiSelect Portfolio will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

        1.4. On or as soon as practicable prior to the Closing Date, each of the CitiSelect Portfolios will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

        1.5. Immediately after the transfer of its assets provided for in section 1.1, the CitiSelect Portfolios will distribute to their shareholders of record (the "CitiSelect Shareholders"), determined as of the Valuation Time as defined in section 2.1, on a pro rata basis, the Smith Barney Fund Shares received by the CitiSelect Portfolios pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Smith Barney Fund Shares then credited to the account of the CitiSelect Portfolios on the books of the Smith Barney Fund to open accounts on the share records of the Smith Barney Fund in the names of the CitiSelect Shareholders. The aggregate net asset value of each class of Smith Barney Fund Shares to be so credited to CitiSelect Shareholders shall be equal to the aggregate net asset value of the corresponding class of shares of the CitiSelect Portfolios (the "CitiSelect Shares") owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the CitiSelect Portfolios will simultaneously be cancelled on the books of the CitiSelect Portfolios. The Smith Barney Fund will not issue certificates representing Smith Barney Fund Shares in connection with such exchange.

        1.6. Ownership of Smith Barney Fund Shares will be shown on the Smith Barney Fund's books. Shares of the Smith Barney Fund will be issued in the manner described in the Smith Barney Fund's then-current prospectus and statement of additional information.

        1.7. Any reporting responsibility of the CitiSelect Portfolios, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the CitiSelect Portfolios.

        1.8. All books and records of the CitiSelect Portfolios, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, shall be available to the Smith Barney Fund from and after the Closing Date and shall be turned over to the Smith Barney Fund as soon as practicable following the Closing Date.

2.      VALUATION

        2.1. The value of the net assets of each class of the CitiSelect Portfolios shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the Closing Date (such time and date also being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Smith Barney Fund's then-current prospectus and statement of additional information.

        2.2. The net asset value of a Class A Smith Barney Fund Share shall be the net asset value of a Class A share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information. The net asset value of a Class B Smith Barney Fund Share shall be the net asset value of a Class B share of the Smith Barney Fund computed as of the Valuation Time using the valuation procedures set forth in the Smith Barney Fund's then-current prospectus and statement of additional information.

        2.3. The number of Class A and Class B Smith Barney Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets of each CitiSelect Portfolio, less the value of the liabilities of that CitiSelect Portfolio assumed, shall be determined by dividing the value of the Assets allocated to each class of the CitiSelect Portfolio less the value of the liabilities allocated to that class of the CitiSelect Portfolio as determined in accordance with section 2.1, by the net asset value of a Smith Barney Fund Share of the corresponding class determined in accordance with section 2.2.

        2.4. All computations of value hereunder shall be made by or under the direction of each Fund's investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund's Board of Trustees and independent accountants.

3.      CLOSING AND CLOSING DATE

     3.1. The Closing of each Reorganization contemplated by this Agreement shall be ______________, 2000, or such earlier or later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the [**New York offices of Bingham Dana LLP**] or at such other place and time as the parties may agree.

        3.2. The CitiFund Trust shall furnish to the Smith Barney Trust a statement of each CitiSelect Portfolio's net assets, together with a list of portfolio holdings with values as determined in section 2.1, all as of the Valuation Time, certified by the CitiFund Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer).

        3.3. State Street Bank and Trust Company ("State Street"), as custodian for the CitiSelect Portfolios, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets of the CitiSelect Portfolios have been delivered in proper form to PNC Bank, National Association ("PNC Bank"), custodian for the Smith Barney Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of such Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The portfolio securities of the CitiSelect Portfolios represented by a certificate or other written instrument shall be presented by State Street to PNC Bank for examination no later than five business days preceding the Closing Date and transferred and delivered by the CitiSelect Portfolios as of the Closing Date for the account of the Smith Barney Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The CitiSelect portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and State Street. The cash to be transferred by the CitiSelect Portfolios shall be delivered by wire transfer of federal funds on the Closing Date.

        3.4. State Street, as transfer agent of the CitiSelect Portfolios, on behalf of the CitiSelect Portfolios, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the CitiSelect Shareholders and the number and percentage ownership (to three decimal places) of outstanding CitiSelect Shares of each class owned by each such shareholder immediately prior to the Closing. The Smith Barney Fund shall issue and deliver a confirmation evidencing the Smith Barney Fund Shares of each class to be credited on the Closing Date to the CitiSelect Portfolios or provide evidence satisfactory to the CitiSelect Portfolios that such Smith Barney Fund Shares have been credited to the CitiSelect Portfolios' accounts on the books of the Smith Barney Fund.

        3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Smith Barney Fund or the CitiSelect Portfolios shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the CitiFund Trust or the Smith Barney Trust, accurate appraisal of the value of the net assets with respect to the Smith Barney Fund Shares or the CitiSelect Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

        3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.      REPRESENTATIONS AND WARRANTIES

        4.1. The CitiFund Trust, on behalf of itself and each CitiSelect Portfolio, represents and warrants to the Smith Barney Trust and the Smith Barney Fund as follows:

               (a) The CitiFund Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. Each CitiSelect Portfolio has been duly established as a series of the CitiFund Trust;

               (b) The CitiFund Trust is registered with the Commission as an openend management investment company under the 1940 Act, and such registration is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the CitiFund Trust, on behalf of the CitiSelect Portfolios, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act, and state securities laws;

               (d) Other than with respect to contracts entered into in connection with the portfolio management of the CitiSelect Portfolios which shall terminate on or prior to the Closing Date, the CitiSelect Portfolios are not, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiSelect Portfolios will not result, in violation of Massachusetts law or of the CitiFund Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which either CitiSelect Portfolio is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the CitiFund Trust on behalf of the CitiSelect Portfolios will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which either CitiSelect Portfolio is a party or by which it is bound;

               (e) To the CitiFund Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against either CitiSelect Portfolio or any properties or assets held by it. The CitiFund Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the CitiSelect Portfolios, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the CitiSelect Portfolios' business or its or the CitiSelect Portfolios' ability to consummate the transactions herein contemplated;

               (f) The financial statements of the CitiSelect Portfolios at and for the year ended October 31, 1999 have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied. The financial statements of the CitiSelect Portfolios at and for the six-month period ended April 30, 2000, which are unaudited, are in accordance with GAAP consistently applied. All of such statements (copies of which have been furnished to the Smith Barney Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the CitiSelect Portfolios as of the dates thereof in accordance with GAAP, and there are no known contingent liabilities of either CitiSelect Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein;

               (g) Since April 30, 2000, there has not been any material adverse change in either CitiSelect Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by either CitiSelect Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Smith Barney Fund. For purposes of this subsection (g), a decline in net asset value per share of a CitiSelect Portfolio due to declines in market values of securities in the CitiSelect Portfolio's portfolio, the discharge of CitiSelect Portfolio liabilities, or the redemption of CitiSelect Shares by CitiSelect Shareholders shall not constitute a material adverse change;

               (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the CitiSelect Portfolios required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the CitiFund Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the CitiSelect Portfolios have met the requirements of Subchapter M of the Code for qualification as a regulated investment company and have elected to be treated as such, and have been eligible to and have computed their federal income tax under Section 852 of the Code. At Closing, each CitiSelect Portfolio will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

               (j) All issued and outstanding shares of the CitiSelect Portfolios (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the CitiSelect Portfolios' transfer agent, as provided in section 3.3. There are no outstanding options, warrants or other rights to subscribe for or purchase any CitiSelect Shares, nor is there outstanding any security convertible into any CitiSelect Share;

               (k) At the Closing Date, the CitiFund Trust, on behalf of each CitiSelect Portfolio, will have good and marketable title to such CitiSelect Portfolio's Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Smith Barney Trust, on behalf of the Smith Barney Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Smith Barney Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Smith Barney Fund has received notice and necessary documentation at or prior to the Closing;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the CitiFund Trust, and, subject to the approval of the CitiSelect Shareholders, this Agreement constitutes a valid and binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

               (m) The information to be furnished by the CitiFund Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

               (n) The current combined prospectus and statement of additional information of the CitiSelect Portfolios conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

               (o) The combined proxy statement of the CitiSelect Portfolios to be included in the Registration Statement referred to in section 5.6 (the "Proxy Statement"), insofar as it relates to the CitiSelect Portfolios, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Smith Barney Trust for use therein.

        4.2. The Smith Barney Trust, on behalf of itself and the Smith Barney Fund, represents and warrants to the CitiFund Trust and the CitiSelect Portfolios as follows:

               (a) The Smith Barney Trust is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Smith Barney Fund has been duly established as a series of the Smith Barney Trust;

               (b) The Smith Barney Trust is registered with the Commission as an openend management investment company under the 1940 Act, and such registration is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Smith Barney Trust, on behalf of the Smith Barney Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws;

               (d) The Smith Barney Fund is not, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result, in violation of Massachusetts law or of the Smith Barney Trust's Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Smith Barney Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Smith Barney Trust on behalf of the Smith Barney Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Smith Barney Fund is a party or by which it is bound;

               (e) To the Smith Barney Trust's knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Smith Barney Fund or any properties or assets held by it. The Smith Barney Trust knows of no facts which might form the basis for the institution of such proceedings or which would materially and adversely affect its business or the business of the Smith Barney Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Smith Barney Fund's business or its or the Smith Barney Fund's ability to consummate the transactions herein contemplated;

               (f) The financial statements of the Smith Barney Fund at and for the year ended July 31, 1999 have been audited by KPMG LLP, independent certified public accountants, and are in accordance with GAAP consistently applied. The financial statements of the Smith Barney Fund at and for the six-month period ended January 31, 2000, which are unaudited, are in accordance with GAAP consistently applied. All such statements (copies of which have been furnished to the CitiSelect Portfolios) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Smith Barney Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Smith Barney Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (g) Since January 31, 2000, there has not been any material adverse change in the Smith Barney Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Smith Barney Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the CitiSelect Portfolios. For purposes of this subsection (g), a decline in net asset value per share of the Smith Barney Fund due to declines in market values of securities in the Smith Barney Fund's portfolio, the discharge of Smith Barney Fund liabilities, or the redemption of Smith Barney Fund Shares by Smith Barney Fund Shareholders shall not constitute a material adverse change;

               (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Smith Barney Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Smith Barney Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (i) For each taxable year of its operation, the Smith Barney Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date. At Closing, the Smith Barney Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date;

               (j) All issued and outstanding shares of the Smith Barney Fund
        (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Smith Barney Fund Shares, nor is there outstanding any security convertible into any Smith Barney Fund Share. The Smith Barney Fund Shares to be issued and delivered to the CitiSelect Portfolios for the account of the CitiSelect Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Smith Barney Fund Shares, and will be fully paid and non-assessable;

               (k) At the Closing Date, the Smith Barney Trust, on behalf of the Smith Barney Fund, will have good and marketable title to the Smith Barney Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the CitiFund Trust, on behalf of the CitiSelect Portfolios, has received notice at or prior to the Closing;

               (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Smith Barney Trust, and this Agreement will constitute a valid and binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general principles of equity;

               (m) The information to be furnished by the Smith Barney Trust for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

               (n) The current prospectus and statement of additional information of the Smith Barney Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

               (o) The Proxy Statement, insofar as it relates to the Smith Barney Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the CitiFund Trust for use therein.

5.      COVENANTS

        5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

        5.2. Upon reasonable notice, the Smith Barney Fund's officers and agents shall have reasonable access to the CitiSelect Portfolios' books and records necessary to maintain current knowledge of the CitiSelect Portfolios and to ensure that the representations and warranties made by the CitiSelect Portfolios are accurate.

     5.3. The CitiFund Trust and the CitiSelect Portfolios covenant to call a meeting of the shareholders of the CitiSelect Portfolios to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than _____________, 2000 (or such other date as the parties may agree to in writing).

        5.4. The CitiFund Trust and the CitiSelect Portfolios covenant that the Smith Barney Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

        5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6. The Smith Barney Trust will file a Registration Statement on Form N14 (the "Registration Statement") under the 1933 Act, and the CitiFund Trust will file the Proxy Statement contained therein, in connection with the meeting of CitiSelect Shareholders to consider approval of this Agreement and the transactions contemplated herein, with the Commission as promptly as practicable. The CitiFund Trust and the CitiSelect Portfolios will provide the Smith Barney Fund with information relating to it that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

        5.7. The CitiFund Trust and each CitiSelect Portfolio covenants that it will, from time to time, as and when reasonably requested by the Smith Barney Trust, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the Smith Barney Trust may reasonably deem necessary or desirable in order to vest in and confirm the Smith Barney Trust's title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

        5.8. Each of the Smith Barney Trust and the Smith Barney Fund covenants that it will, from time to time, as and when reasonably requested by the CitiFund Trust, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as the CitiFund Trust may reasonably deem necessary or desirable in order to (i) vest and confirm to the CitiFund Trust's title to and possession of all Smith Barney Fund Shares to be transferred to the CitiSelect Portfolios pursuant to this Agreement and (ii) assume the assumed liabilities of the CitiSelect Portfolios.

        5.9. The CitiFund Trust, the Smith Barney Trust and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Smith Barney Fund, to continue its operations after the Closing Date.

        5.10. As soon as reasonably practicable after the Closing, each CitiSelect Portfolio shall make a liquidating distribution to its shareholders consisting of the Smith Barney Fund Shares received at the Closing.

        5.11. Each of the Smith Barney Fund and the CitiSelect Portfolios shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CITIFUND TRUST

        The obligations of the CitiFund Trust and the CitiSelect Portfolios to consummate the transactions provided for herein shall be subject, at the CitiFund Trust's election, to the performance by the Smith Barney Trust and the Smith Barney Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

        6.1. All representations and warranties of the Smith Barney Trust, on behalf of itself and the Smith Barney Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the Smith Barney Trust or the Smith Barney Fund, the CitiFund Trust or the CitiSelect Portfolios, or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the CitiFund Trust or the CitiSelect Portfolios, or the Smith Barney Trust or the Smith Barney Fund, which any of such persons reasonably believes might result in such litigation.

        6.2. The Smith Barney Trust shall have delivered to the CitiFund Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the CitiFund Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Smith Barney Trust and the Smith Barney Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the CitiFund Trust shall reasonably request.

        6.3. The CitiFund Trust shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the CitiFund Trust, and dated as of the Closing Date, to the effect that:

               (a) The Smith Barney Trust has been established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and is existing under the laws of the Commonwealth of Massachusetts, and the Smith Barney Fund has been duly designated as a series of the Smith Barney Trust;

               (b) The Smith Barney Trust, with respect to the Smith Barney Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in the Smith Barney Trust's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the Smith Barney Trust, and constitutes a valid and legally binding obligation of the Smith Barney Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy.

               (d) the execution and delivery of the Agreement did not, and the exchange of the CitiSelect Portfolios' assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the Smith Barney Trust's Declaration of Trust or By-laws; and

               (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Smith Barney Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiSelect Portfolios' assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the CitiFund Trust, its Trustees and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the CitiFund Trust may reasonably request.

        6.4. The Smith Barney Trust and the Smith Barney Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

        6.5. The Smith Barney Trust, on behalf of the Smith Barney Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to the CitiFund Trust pursuant to which the Smith Barney Trust, on behalf of the Smith Barney Fund, will assume all of the liabilities of the CitiSelect Portfolios existing at the Valuation Time.

     6.6. An endorsement to the CitiFund Trust's existing errors and omissions, and directors and officers liability insurance policy, or other evidence of insurance, satisfactory in all respects to the CitiFund Trust's Board of Trustees shall have been obtained at no cost to the CitiFund Trust or the CitiSelect Portfolios and shall be in full force and effect.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SMITH BARNEY TRUST

        The obligations of the Smith Barney Trust and the Smith Barney Fund to consummate the transactions provided for herein shall be subject, at the Smith Barney Trust's election, to the performance by the CitiFund Trust and the

CitiSelect Portfolios of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

        7.1. All representations and warranties of the CitiFund Trust, on behalf of itself and the CitiSelect Portfolios, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against the CitiFund Trust or the CitiSelect Portfolios, the Smith Barney Trust or the Smith Barney Fund or the advisers, trustees or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to the Smith Barney Trust or the Smith Barney Fund, or the CitiFund Trust or the CitiSelect Portfolios, which any of such persons reasonably believes might result in such litigation.

        7.2. The CitiFund Trust shall have delivered to the Smith Barney Trust the statements of net assets described in section 3.2.

        7.3. The CitiFund Trust shall have delivered to the Smith Barney Trust on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Smith Barney Trust and dated as of the Closing Date, to the effect that the representations and warranties of the CitiFund Trust and the CitiSelect Portfolios made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Smith Barney Trust shall reasonably request.

        7.4. The Smith Barney Trust shall have received on the Closing Date an opinion of Bingham Dana LLP, in a form reasonably satisfactory to the Smith Barney Trust, and dated as of the Closing Date, to the effect that:

               (a) the CitiFund Trust has been established as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and is existing under the laws of the Commonwealth of Massachusetts, and each CitiSelect Portfolio has been duly designated as a series of the CitiFund Trust;

               (b) the CitiFund Trust, with respect to the CitiSelect Portfolios, has the power as a Massachusetts business trust to carry on their business as presently conducted in accordance with the description thereof in the CitiFund Trust's registration statement under the 1940 Act;

               (c) the Agreement has been duly authorized, executed and delivered by the CitiFund Trust, and constitutes a valid and legally binding obligation of the CitiFund Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights), and considerations of public policy.

               (d) the execution and delivery of the Agreement did not, and the exchange of the CitiSelect Portfolios' assets for Smith Barney Fund Shares pursuant to the Agreement will not, violate the CitiFund Trust's Declaration of Trust or By-laws; and

               (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the CitiFund Trust under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the CitiSelect Portfolios' assets for Smith Barney Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of the Smith Barney Trust, its Trustees and its officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Smith Barney Trust may reasonably request.

        7.5. The CitiFund Trust and the CitiSelect Portfolios shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.      FURTHER CONDITIONS PRECEDENT

        If any of the conditions set forth below have not been met on or before the Closing Date with respect to a CitiSelect Portfolio or the Smith Barney Fund, the other party to this Agreement shall, at its option, not be required to consummate the applicable Reorganization of the Funds contemplated by this Agreement. Neither Reorganization is contingent upon the closing of the other Reorganization, and the failure to be consummated of one Reorganization shall not, without more, excuse the consummation of the other Reorganization.

        8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each CitiSelect Portfolio in accordance with the provisions of the CitiFund Trust's Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Smith Barney Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.1.

        8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party's knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

        8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Smith Barney Trust and the Smith Barney Fund or the CitiFund Trust and the CitiSelect Portfolios to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Smith Barney Fund or the CitiSelect Portfolios.

        8.4. The Registration Statement shall have become effective under the 1933 Act and applicable Blue Sky provisions, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5. The CitiFund Trust and the Smith Barney Trust shall have received an order from the Commission exempting the Reorganizations from the provisions of Section 17(a) of the 1940 Act or a "no-action" letter from the staff of the

Commission to the effect that the staff will not recommend that the Commission take enforcement action under Section 17(a) of the 1940 Act if the parties were to proceed with the transaction described herein.

        8.6. The parties shall have received an opinion of Bingham Dana LLP addressed to the CitiFund Trust, the CitiSelect Portfolios, the Smith Barney Trust and the Smith Barney Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to the Smith Barney Fund of all or substantially all of the assets of each CitiSelect Portfolio in exchange solely for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolios, followed by the distribution of the Smith Barney Fund Shares to CitiSelect Shareholders in exchange for their shares of the CitiSelect Portfolios in complete liquidation of each CitiSelect Portfolio, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Smith Barney Fund and the CitiSelect Portfolios will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the CitiSelect Portfolios upon the transfer of the CitiSelect Portfolios' assets to the Smith Barney Fund solely in exchange for the Smith Barney Fund Shares and the assumption by the Smith Barney Fund of liabilities of the CitiSelect Portfolios or upon the distribution (whether actual or constructive) of the Smith Barney Fund Shares to the CitiSelect Portfolio's shareholders in exchange for their shares of the CitiSelect Portfolios; (iii) the basis of the assets of the CitiSelect Portfolios in the hands of the Smith Barney Fund will be the same as the basis of such assets in the hands of the CitiSelect Portfolios immediately prior to the transfer; (iv) the holding period of the assets of the CitiSelect Portfolios in the hands of the Smith Barney Fund will include the period during which such assets were held by the CitiSelect Portfolios; (v) no gain or loss will be recognized by the Smith Barney Fund upon the receipt of the assets of the CitiSelect Portfolios solely in exchange for Smith Barney Fund Shares and the assumption by the Smith Barney Fund of all of the liabilities of the CitiSelect Portfolios; (vi) no gain or loss will be recognized by the shareholders of the CitiSelect Portfolios upon the receipt of Smith Barney Fund Shares solely in exchange for their shares of the CitiSelect Portfolios as part of the transaction; (vii) the basis of Smith Barney Fund Shares received by the shareholders of the CitiSelect Portfolios will be, in the aggregate, the same as the basis, in the aggregate, of the shares of the CitiSelect Portfolios exchanged therefor; and (viii) the holding period of Smith Barney Fund Shares received by the shareholders of the CitiSelect Portfolios will include the holding period during which the shares of the CitiSelect Portfolios exchanged therefor were held, provided that at the time of the exchange the shares of the CitiSelect Portfolios were held as capital assets in the hands of the shareholders of the CitiSelect Portfolios. The delivery of such opinion is conditioned upon receipt by Bingham Dana LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this section 8.6.

9.      INDEMNIFICATION

        9.1. The Smith Barney Trust agrees to indemnify and hold harmless the CitiFund Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Smith Barney Trust or the Smith Barney Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

        9.2. The CitiFund Trust agrees to indemnify and hold harmless the Smith Barney Trust, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the CitiFund Trust or the CitiSelect Portfolios of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.     FEES AND EXPENSES

        10.1. The Smith Barney Trust and the CitiFund Trust each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

        10.2. Expenses of each Reorganization will be borne equally by Citibank and SSB Citi.

11.     ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

        11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

        11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

        The covenants to be performed after the Closing and the obligations of each of the CitiFunds Trust, on behalf of each of the CitiSelect Portfolios, and the Smith Barney Trust, on behalf of the Smith Barney Fund, in sections
11.1 and 11.2 shall survive the Closing.

12.     TERMINATION

        This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties,
(ii) by either party if the Closing shall not have occurred on or before January 1, 2001, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.     AMENDMENTS

        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the CitiFund Trust and the Smith Barney Trust; provided, however, that following the meeting of CitiSelect Shareholders called by the CitiSelect Portfolios pursuant to section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Smith Barney Fund Shares to be issued to the shareholders of either CitiSelect Portfolio under this Agreement to the detriment of such shareholders without their further approval.

14.     NOTICES

        Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the CitiFund Trust or the CitiSelect Portfolios, c/o CitiFunds Trust I, 21 Milk Street, 5th Floor, Boston, Massachusetts 02109, with a copy to Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, Attention: Roger P. Joseph, Esq., or to the Smith Barney Trust or the Smith Barney Fund, c/o Smith Barney Income Funds, 388 Greenwich Street, New York, New York 10013, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.: Burton M. Leibert, Esq., or to any other address that the CitiFund Trust or the Smith Barney Trust shall have last designated by notice to the other party.

15.     HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

        15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this section is intended to limit the rights of shareholders of the CitiFund Trust to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

        15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

        15.5 The CitiFund Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of CitiFunds Trust I entered into the name or on behalf of the CitiFund Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the CitiFund Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the CitiSelect Portfolios and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the CitiFund Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the CitiSelect Portfolios.

        15.6 The Smith Barney Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of Smith Barney Income Funds entered into the name or on behalf of the Smith Barney Trust by any of its Trustees, officers, employees or agents are not made individually, but in such capacities, that the Smith Barney Trust's obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Smith Barney Fund and not any Trustee, officer, employee, agent or shareholder individually, and that any liability of the Smith Barney Trust under this Agreement or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Smith Barney Fund.

                              [Signatures follow]

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                          CITIFUNDS TRUST I
                                 on behalf of CitiSelect Folio 200 Conservative and CitiSelect Folio 300 Balanced


                                 By:__________________________________________
                                    Name:
                                    Title:

Attest:                          SMITH BARNEY INCOME FUNDS
                                 on behalf of Smith Barney Balanced Fund


                                 By:__________________________________________
                                    Name:
                                    Title:


Solely for purposes of Section 10.2:

CITIBANK, N.A.


By:_________________________________
    Name:
    Title:


SSB CITI FUND MANAGEMENT LLC


By:_________________________________
    Name:
    Title:

                                    PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                        RELATING TO THE ACQUISITION BY
         SMITH BARNEY BALANCED FUND (THE "SMITH BARNEY FUND"), A
                      SERIES OF SMITH BARNEY INCOME FUNDS

                             388 Greenwich Street
                           New York, New York 10013
                                (800) 451-2010

                               OF THE ASSETS OF
           CITISELECTFOLIO 200 CONSERVATIVE AND CITISELECT FOLIO 300
              BALANCED (THE "CITISELECT PORTFOLIOS"), EACH A SERIES OF
                    CITIFUNDS TRUST I ("CITIFUNDS TRUST").

                                21 Milk Street
                                   5th Floor
                               Boston, MA 02109
                                (617) 423-1679

                            Dated: August 16, 2000

     This Statement of Additional Information is not a prospectus. A Proxy Statement/ Prospectus, dated August 16, 2000, relating to the above-referenced matter may be obtained without charge by calling or writing the Smith Barney Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus. Each of the following documents accompanies this Statement of Additional Information and is incorporated herein by reference:

     1. Prospectus and Statement of Additional Information for the Smith Barney Fund, dated November 28, 1999.

     2. Prospectus and Statement of Additional Information for the CitiSelect Portfolios, dated March 1, 2000.

     3. Annual Report of the Smith Barney Fund for the year ended July 31, 1999 and Semi-Annual Report for the Smith Barney Fund for the six-month period ended January 31, 2000.

     4. Annual Report of the CitiSelect Portfolios for the year ended October 31, 1999 and Semi-Annual Report of the CitiSelect Portfolios for the six-month period ended April 30, 2000.

                               TABLE OF CONTENTS

                                                                           Page

General Information.........................................................__

Pro Forma Financial Statements..............................................__


                              GENERAL INFORMATION

     This Statement of Additional Information relates to the proposed transfer of substantially all of the assets and liabilities of the CitiSelect Portfolios to Smith Barney Income Funds, on behalf of the Smith Barney Fund, in exchange for shares of the corresponding class of the Smith Barney Fund (the "Reorganization"). The shares issued by the Smith Barney Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the CitiSelect Portfolios that were outstanding immediately before the effective time of the Reorganization.

     After the transfer of substantially all of its assets and liabilities in exchange for the Smith Barney Fund shares, the CitiSelect Portfolios will distribute such shares to their shareholders in liquidation of the CitiSelect Portfolios. Each shareholder owning shares of the CitiSelect Portfolios at the effective time of the Reorganization will receive shares of the corresponding class from the Smith Barney Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the CitiSelect Portfolios. The Smith Barney Fund will establish an account for each former shareholder of the CitiSelect Portfolios reflecting the appropriate number of shares distributed to such shareholder. These accounts will be substantially identical to the accounts maintained by the CitiSelect Portfolios for each shareholder. Upon completion of the Reorganization with respect to the CitiSelect Portfolios, all outstanding shares of the CitiSelect Portfolios will have been redeemed and cancelled in exchange for shares distributed by the Smith Barney Fund, and the CitiSelect Portfolios will wind up their affairs and be terminated as a series of the CitiFunds Trust under Massachusetts law.

     For further information about the transaction, see the Combined Proxy Statement/Prospectus.


                  PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

     The following unaudited PRO FORMA information gives effect to the proposed transfer of substantially all of the assets and liabilities of the CitiSelect Portfolios, as well as CitiFunds Balanced Portfolio (which may also merger into the Smith Barney Fund) to the Smith Barney Fund as if such transfer had occurred as of April 30, 2000. In addition, the pro-forma combined statements have been prepared based upon the fee and expense structure of the Smith Barney Fund. The PRO FORMA financial information should be read in conjunction with the historical financial statements and notes thereto of the CitiSelect Portfolios and the Smith Barney Fund incorporated herein by reference in this Statement of Additional Information. The proposed transfer of the assets and liabilities of the CitiSelect Portfolios to the Smith Barney Fund will be accounted for as a tax-free reorganization.

MERGER OF CITIFUNDS BALANCED, CITISELECT 200, CITISELECT 300 INTO SMITH BARNEY BALANCED

                                        SMITH BARNEY      CITIFUNDS    CITISELECT     CITISELECT                       PRO FORMA
                                          BALANCED        BALANCED        200            300        ADJUSTMENTS        COMBINED
                                        ------------   ------------   -----------   ------------    ----------       --------------
PRO FORMA STATEMENT OF ASSETS AND
  LIABILITIES (UNAUDITED)                  AS OF           AS OF          AS OF           AS OF
                                          4/30/00         4/30/00        4/30/00         4/30/00
ASSETS:

Investments, at value                   $833,740,699   $199,351,143   $72,568,854   $126,701,182         --          $1,232,361,878
Cash                                             808           --            --             --           --                     808
Dividends & interest receivable            6,437,475           --            --             --           --               6,437,475
Receivable for Fund shares sold              176,836          2,266         1,194          2,006         --                 182,302
Receivable for securities sold             4,106,451           --            --             --           --               4,106,451
Receivable for tax reclaims                   11,133         31,734        43,471        152,894         --                 239,232
Receivable for open forward foreign
  currency contracts                         808,276           --            --             --           --                 808,276
                                        ------------   ------------   -----------   ------------   ----------        --------------
      TOTAL ASSETS                      $845,281,678   $199,385,143   $72,613,519   $126,856,082         --          $1,244,136,422
                                        ------------   ------------   -----------   ------------   ----------        --------------

LIABILITIES:
Allocation of assets and liabilities of
  Hubs (net)                                             18,360,688    12,988,610     21,400,841     (436,963) d         52,313,176
Payable for Fund shares redeemed              11,854        521,438       224,647        852,046         --               1,609,985
Payable for securities purchased          10,019,891           --            --             --           --              10,019,891
Management fees payable                      266,507           --           6,660         13,671     (833,911) a,g         (547,073)
Administration fees payable                  118,144           --            --             --        937,331  b          1,055,475
Distribution costs payable                   453,902           --            --             --       (708,904) c           (255,002)
Accrued expenses and other liabilities       401,028        135,563        84,659        289,195      (27,518) d,e,f        882,927
Payable for open forward foreign
  currency contracts                         257,982           --            --             --           --                 257,982
                                        ------------   ------------   -----------   ------------   ----------        --------------
      TOTAL LIABILITIES                   11,529,308     19,017,689    13,304,576     22,555,753   (1,069,965)           65,337,361
                                        ------------   ------------   -----------   ------------   ----------        --------------
      NET ASSETS                        $833,752,370   $180,367,454   $59,308,943   $104,300,329   $1,069,965        $1,178,799,061
                                        ------------   ------------   -----------   ------------   ----------        --------------

NET ASSETS:
Par value of capital shares                   56,748           --            --             --           --                  56,748
Capital paid in excess of par value      670,641,848    186,784,631    59,424,744     99,880,141         --           1,016,731,364
Undistributed net investment income
  (loss)                                   6,429,275        714,567       560,950        854,185    1,069,965             9,628,942
Accumulated net realized gain (loss)      22,701,144     (2,710,559)   (3,121,643)   (12,581,676)        --               4,287,266
Net unrealized appreciation
  (depreciation) of investments          133,923,355     (4,421,185)    2,444,892     16,147,679         --             148,094,741
                                        ------------   ------------   -----------   ------------   ----------        --------------
NET ASSETS                              $833,752,370   $180,367,454   $59,308,943   $104,300,329   $1,069,965        $1,178,799,061
                                        ============   ============   ===========   ============   ==========        ==============

OUTSTANDING SHARES:
CLASS A                                   26,687,714     13,899,397     5,748,896      9,976,963   (6,475,488)           49,837,482
                                        ============   ============   ===========   ============
CLASS B                                   28,712,849        135,786        62,650         84,162      (60,307)           28,935,140
                                        ============   ============   ===========   ============
CLASS L                                      952,830           --            --             --              0               952,830
                                        ============   ============   ===========   ============
CLASS O                                      394,608           --            --             --              0               394,608
                                        ============   ============   ===========   ============
NET ASSET VALUE
CLASS A (and redemption price)                $14.72         $12.85        $10.21         $10.37                             $14.73
                                        ============   ============   ===========   ============                     ==============
CLASS B                                       $14.67         $12.91        $10.18         $10.34                             $14.68
                                        ============   ============   ===========   ============                     ==============
CLASS L                                       $14.68         $ 0.00        $ 0.00         $ 0.00                             $14.69
                                        ============   ============   ===========   ============                     ==============
CLASS O                                       $14.68         $ 0.00        $ 0.00         $ 0.00                             $14.69
                                        ============   ============   ===========   ============                     ==============

CLASS A MAXIMUM OFFERING PRICE                $15.49         $13.53        $10.69         $10.86                             $15.50
                                        ============   ============   ===========   ============                     ==============
CLASS L MAXIMUM OFFERING PRICE                $14.83         $ 0.00        $ 0.00         $ 0.00                             $14.84
                                        ============   ============   ===========   ============                     ==============


See accompanying notes to unaudited pro forma financial statements.

MERGER OF CITIFUNDS BALANCED, CITISELECT 200, CITISELECT 300 INTO SMITH BARNEY BALANCED

                                        SMITH BARNEY      CITIFUNDS    CITISELECT     CITISELECT                       PRO FORMA
                                          BALANCED        BALANCED        200            300        ADJUSTMENTS        COMBINED
                                        ------------   ------------   -----------   ------------    ----------       --------------

PRO FORMA STATEMENT OF OPERATIONS          FOR THE        FOR THE       FOR THE        FOR THE
  (UNAUDITED)                             12 MONTHS      12 MONTHS     12 MONTHS      12 MONTHS
                                            ENDED          ENDED         ENDED         ENDED
                                           4/30/00        4/30/00       4/30/00       4/30/00

INVESTMENT INCOME:
Interest                                $ 30,905,024   $  4,783,976   $ 5,169,469   $  6,217,947         --          $   47,076,416
Dividends                                  6,931,434      1,847,168       453,637      1,208,381         --              10,440,620
Less: Foreign withholding tax               (327,078)          --            --             --           --                (327,078)
                                        ------------   ------------   -----------   ------------   ----------        --------------
         TOTAL INVESTMENT INCOME        $ 37,509,380      6,631,144     5,623,106      7,426,328         --              57,189,958

EXPENSES:
Allocated HUB  Management Expenes               --          818,702       420,092      1,039,830         --               2,278,624
Allocated HUB Expenes                           --          110,502       200,184        126,277     (436,963) d               --
Management fees                            3,926,843        476,507       208,411        259,397   (1,113,944) a          3,757,214
Distribution costs                         4,865,921        548,613       503,141        846,907     (708,904) c          6,055,678
Administration fees                        1,745,263           --            --             --        937,331  b          2,682,594
Shareholder servicing agent                  903,138         26,175        63,576         96,323      375,329  e          1,464,541
Shareholder communications                   248,100         92,362        47,820         45,847     (111,607) d            322,522
Registration fees                            246,437           --            --             --           --                 246,437
Custodian fees/Fund Accounting                60,111         36,328        29,229         26,140      (75,294) d             76,514
Legal and auditing fees                       54,326         91,961        69,615         70,820     (195,221) d             91,501
Directors' fees                               16,490         21,055         8,046          9,398      (30,725) d             24,264
Pricing Fees                                  23,610           --            --             --         10,000  f             33,610
Other                                        (48,634)        53,711        28,627         16,159         --                  49,863
                                        ------------   ------------   -----------   ------------   ----------        --------------
         Total Expenses                   12,041,605      2,275,916     1,578,741      2,537,098   (1,349,998)           17,083,362
         Less: Management Fee Waivers           --         (206,077)      (73,956)          --        280,033 g                --
                                        ------------   ------------   -----------   ------------   ----------        --------------
         NET EXPENSES                     12,041,605      2,069,839     1,504,785      2,537,098   (1,069,965)           17,083,362
                                        ------------   ------------   -----------   ------------   ----------        --------------
NET INVESTMENT INCOME                     25,467,775      4,561,305     4,118,321      4,889,230    1,069,965            40,106,596
                                        ------------   ------------   -----------   ------------   ----------        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) From:
    Security Transactions (excluding
      short term securities)              22,364,760     (5,024,320)     (328,246)     5,806,867         --          $   22,819,061
    Options written                                0              0             0              0         --
    Options purchased                              0              0             0              0         --
    Foreign currency transactions            301,466              0             0              0                            301,466
  Net Change in Unrealized Appreciation
    of Investments                        13,956,059     (8,788,984)   (3,715,335)    (4,491,924)        --              (3,040,184)
                                        ------------   ------------   -----------   ------------   ----------        --------------
      Net Gain (Loss) On Investments      36,622,285    (13,813,304)   (4,043,581)     1,314,943            0            20,080,343
INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $ 62,090,060   ($ 9,251,999)  $    74,740   $  6,204,173   $1,069,965        $   60,186,939
                                        ============   ============   ===========   ============   ==========        ==============


(a) Reflects adjustment for lower managament fee of SB Balanced Fund.
(b) Reflects adjustment for SB Balanced Fund administration fee of 0.20%.
(c) Reflects adjustment for lower distribution costs of SB Balanced Fund.
(d) Reflects adjustment due to duplicate services.
(e) Reflects adjustment to transfer agent fees based on rates of SB Balanced Fund.
(f) Reflects adjustment for volume increase.
(g) Reflects adjustment to eliminate management fee waiver.

See accompanying notes to unaudited pro forma financial statements.

[Pro Forma schedule of investments to be filed by amendment.]

Pro Forma Footnotes of Merger Between Smith Barney Balanced Fund and CitiFunds Balanced Fund, CitiSelect 200 Fund and CitiSelect 300 Fund April 30, 2000 (unaudited)

1.     General

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed acquisition of substantially all of the assets of the CitiFunds Balanced Fund, the CitiSelect 200 Fund and the CitiSelect 300 Fund ("the Acquired Funds") by the Smith Barney Balanced Fund ("Fund" or "Balanced Fund") in exchange for shares of Balanced Fund and the assumption by Balanced Fund of substantially all of the liabilities of the Acquired Funds as described elsewhere in this proxy statement/prospectus.

Under the terms of the Agreement and Plan of Reorganization, the exchange of assets of the Acquired Funds for shares of the Balanced Fund will be treated as a tax-free reorganization and accordingly will be accounted for as a tax-free merger. The acquisition would be accomplished by an acquisition of the net assets of the Acquired Funds in exchange for shares of Balanced Fund at net asset value. The unaudited pro forma schedule of investments and the unaudited pro forma statement of assets and liabilities have been prepared as though the acquisition had been effective on April 30, 2000. The unaudited pro forma statement of operations has been prepared as though the acquisition had been effective May 1, 1999. The unaudited pro forma financial statements are as of the semi-annual period end of the Acquired Funds as that date is more recent than the most recently filed financial statements for Balanced Fund.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of the Acquired Funds and Balanced Fund which are included in their respective annual reports dated October 31, 1999 and July 31, 1999, respectively. The expense of the reorganization, including the cost of the proxy solicitation, will be borne by SSB Citi Fund Management LLC ("SSBC"), Balanced Fund's Investment Manager. SSBC is a subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a subsidiary of Citigroup Inc.

2.     Significant Accounting Policies

Balanced Fund, a separate investment fund of the Smith Barney Income Funds, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by Balanced Fund are:

     (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported and U.S. government and agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are recorded on the identified cost basis; (f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets of each class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

          In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled. The Fund from time to time may also enter into options and/or futures contracts to hedge market risk.

3.     Pro-Forma Adjustments

The accompanying unaudited pro forma portfolio of investments and pro forma financial statements reflect changes in shares and fund expenses as if the merger had taken place on May 1, 1999. Adjustments were made to certain expenses to reflect the merged entities' operations, and to reflect new investment advisory and administration agreements as if they had been in place as of May 1, 1999.

4.     Investment Advisory Agreement and Other Transactions

SSBC acts as investment advisor of Balanced Fund. Balanced Fund pays SSBC an advisory fee calculated at an annual rate of 0.45%. This fee is calculated daily and paid monthly.

Under an administration agreement, SSBC also acts as Balanced Fund's administrator for which Balanced Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is also calculated daily and paid monthly.

Under these agreements, Balanced Fund pays SSBC a maximum annual combined fee of 0.65% of average net assets for both investment advisory and administration services. Under the agreements between Citibank, N. A., a subsidiary of Citigroup, and the Acquired Funds, Citibank, N. A. receives a combined annual fee of 0.75% for such services from CitiSelect 200 Fund and CitiSelect 300 Fund, and .70% for such services from CitiFunds Balanced.

Citi Fiduciary Trust Company ("CFTC"), a subsidiary of Citigroup, is Balanced Fund's transfer agent. Salomon Smith Barney Inc., another subsidiary of Citigroup, acts as Balanced Fund's distributor.

                           PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     The response to this item is incorporated by reference to section 9 of the Agreement and Plan of Reorganization and Post-Effective Amendment No. 2 to the Registrant Statement filed on Form N-1A with the SEC on March 13, 1985 (the "Registration Statement").

ITEM 16.  EXHIBITS

     (1)(a) Amendment No. 1 to the Registrant's Master Trust Agreement dated July 30, 1993 and First Amended and Restated Master Trust Agreement dated November 5, 1993 are incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement.

     (1)(b)   Amendment to the Registrant's Amended and Restated Master
              Trust Agreement dated June 12, 1998 is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.

     (2) Registrant's By-Laws are incorporated by reference to the Registration Statement.

     (3)      Not Applicable.

     (4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

     (5)      Not Applicable.

     (6)(a) Transfer of Investment Advisory Agreements between the Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

     (6)(b) Form of Transfer and Assumption of Advisory Agreement is incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement.

     (7)(a) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc. is filed herewith.

     (7)(b) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.

     (8)      Not Applicable.

     (9)(a) Custodian Agreement between the Registrant and PNC Bank, National Association is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

     (9)(b)   Form of Custodian Agreement between the Registrant and
              Chase Manhattan Bank is incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement.

     (10)(a) Services and Distribution Plans pursuant to Rule 12b-1 between the Registrant on behalf of Smith Barney Diversified Strategic Income Fund, Smith Barney Balanced Fund (formerly Smith Barney Utilities Fund), Smith Barney Convertible Fund, Smith Barney High Income Fund, Smith Barney Municipal High Income Fund (formerly Smith Barney Tax-Exempt Income Fund) and Smith Barney Exchange Reserve Fund and Salomon Smith Barney Inc. are incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

     (10)(b) Form of Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Salomon Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.

     (10)(c) Amended Plan pursuant to Rule 18f-3(d) is incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.

     (11)     Opinion and Consent of Willkie Farr & Gallagher is filed herewith.

     (12) Opinion of Bingham Dana LLP supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed by amendment.

      13)(a)  Administration Agreement between the Registrant and
              Mutual Management Corp. is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

     (13)(b) Transfer Agency and Registrar Agreement between the Registrant and First Data Investor Services Group, Inc. (formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

     (14)     Consent of Independent Public Accountants is filed herewith.

     (15)     Not Applicable.

     (16)     Not Applicable.

     (17)(a)  Forms of proxy cards are filed herewith.

     (17)(b) Annual Report of the CitiSelect Portfolios (File Nos. 2-90518 and 811-4006) filed on December 29, 1999.

     (17)(c) Semi-Annual Report of the CitiSelect Portfolios (File Nos. 2-90518 and 811-4006) filed on June 23, 2000.

     (17)(d) Prospectus and statement of additional information of the CitiSelect Portfolios (File Nos. 2-90518 and 811-4006) filed on March 30, 2000.

     (17)(e) Annual Report of Registrant, dated March1, 2000, is incorporated herein by reference.

     (17)(f) Semi-Annual Report of Registrant, January 31, 2000, is incorporated herein by reference.

     (17)(g) Prospectus and statement of additional information of Registrant, dated November 28, 1999, are incorporated herein by reference.

ITEM 17.  UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 C.F.R. 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed on behalf of the Registrant in the City of New York and the State of New York on the 13th day of July, 2000.

                                      SMITH BARNEY INCOME FUNDS

                                      By: /s/ Heath B. McLendon
                                          --------------------------
                                           Heath B. McLendon
                                           Chairman of the Board

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacity on the date indicated.

 /s/ Heath B. McLendon           Chairman of the Board,           July 13, 2000
-------------------------         President and Chief
Heath B. McLendon                  Executive Officer

 /s/ Lewis E. Daidone            Senior Vice President,           July 13, 2000
-------------------------       Treasurer, Chief Financial
Lewis E. Daidone                  and Accounting Officer

  /s/ Lee Abraham*                      Trustee                   July 13, 2000
-------------------------
Lee Abraham

/s/ Allan J. Bloostein*                 Trustee                   July 13, 2000
-------------------------
Allan J. Bloostein

/s/ Richard E. Hanson*                  Trustee                   July 13, 2000
-------------------------
Richard E. Hanson

/s/ Jane F. Dasher**                    Trustee                   July 13, 2000
-------------------------
Jane F. Dasher

/s/ Donald R. Foley**                   Trustee                   July 13, 2000
-------------------------
Donald R. Foley

/s/ Paul Hardin**                       Trustee                   July 13, 2000
-------------------------
Paul Hardin

/s/ Roderick Rasmussen**                Trustee                   July 13, 2000
Roderick Rasmussen

/s/ John P. Toolan**                    Trustee                   July 13, 2000
-------------------------
John P. Toolan

*, **By: /s/ Heath B. McLendon
         ---------------------
         Heath B. McLendon
         Executed by Heath B. McLendon, Attorney-in-Fact on behalf of those indicated, pursuant to Powers of Attorney dated September 4, 1996 and May 20, 1999, respectively.

                                 EXHIBIT INDEX

Exhibit No.   Description

(7)(a) Form of Distribution Agreement between the Registrant and Salomon Smith Barney Inc.
(11)          Opinion and Consent of Willkie Farr & Gallagher is filed herewith.
(14)          Consent of Independent Public Accountants
(17)(a)       Forms of proxy cards